Prospectus



Templeton Variable Products Series Fund

Class 1 Shares


May 1, 1999


[Insert Franklin Templeton Ben Head]



As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







Contents

                              TEMPLETON VARIABLE
                              PRODUCTS SERIES FUND

[Begin callout]
INFORMATION ABOUT EACH FUND        i     Overview
YOU SHOULD KNOW BEFORE
INVESTING                                INDIVIDUAL FUND DESCRIPTIONS
[End callout]                   FG-1     Franklin Growth Investments Fund
                                FS-1     Franklin Small Cap Investments Fund
                                MS-1     Mutual Shares Investments Fund
                                TA-1     Templeton Asset Allocation Fund
                                TB-1     Templeton Bond Fund
                                TD-1     Templeton Developing Markets Fund
                                TI-1     Templeton International Fund
                                TS-1     Templeton Stock Fund
                                         ADDITIONAL INFORMATION, ALL FUNDS
                                   1     Important Recent Developments
                                   2     Distributions and Taxes

                              FUND ACCOUNT INFORMATION
[Begin callout]
INFORMATION ABOUT FUND             3     Buying Shares
ACCOUNT TRANSACTIONS               3     Selling Shares
AND SERVICES                       3     Exchanging Shares
[End callout]                      3     Fund Account Policies
                                   4     Questions

                              FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT                Back Cover
EACH FUND
[End callout]

Templeton Variable Products Series Fund


OVERVIEW
[Insert graphic of globe]

TEMPLETON VARIABLE PRODUCTS SERIES FUND (THE TRUST) CURRENTLY CONSISTS OF EIGHT SEPARATE FUNDS, OFFERING A WIDE VARIETY OF INVESTMENT CHOICES. EACH FUND HAS TWO CLASSES OF SHARES, CLASS 1 AND CLASS 2. THE FUNDS ARE ONLY AVAILABLE AS INVESTMENT OPTIONS IN VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. THE ACCOMPANYING CONTRACT PROSPECTUS, OR DISCLOSURE DOCUMENT, INDICATES WHICH FUNDS AND CLASSES ARE AVAILABLE TO YOU.


INVESTMENT CONSIDERATIONS

/bullet/ Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

/bullet/ No single fund can be a complete investment program; consider diversifying your fund choices.

/bullet/ You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

/bullet/ All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.


RISKS

/bullet/ There can be no assurance that any fund will achieve its investment goal.

/bullet/ Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

/bullet/ Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  MORE DETAILED INFORMATION ABOUT EACH FUND,
                  ITS INVESTMENT POLICIES, AND ITS PARTICULAR
                RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF
                         ADDITIONAL INFORMATION (SAI).


MANAGEMENT

The funds' investment managers and their affiliates manage over $211 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.


                                       i



Franklin Growth Investments Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[Begin callout]
The fund invests primarily in the common stocks of established companies. [End callout]


The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis, to evaluate companies for historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

--------------------------------------------------------------------------------

[Insert graphic of chart with line going up and down]MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End Callout]

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


                FG-1 Franklin Growth Investments Fund - Class 1

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.
--------------------------------------------------------------------------------


[Insert graphic of bull and bear]PAST PERFORMANCE


Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.

                FG-2 Franklin Growth Investments Fund - Class 1


[Insert graphic of percentage sign]FEES AND EXPENSES


FRANKLIN GROWTH INVESTMENTS FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 1
                                                 -------
Maximum sales charge (load) as a percentage of offering price

Load imposed on purchases                         0.00%
Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)
                                                  CLASS 1
                                                  -------

Management fees                                   0.60%
Other expenses                                    4.08%
                                                  -----
Total annual fund operating expenses              4.68%
Fee waiver/expense reduction                     (3.68%)
                                                  -----
Net expenses                                      1.00%
                                                  =====

1. Figures reflect expenses from the fund's inception on May 1, 1998 and are annualized. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1       $469      $1,411      $2,359       $4,756


                 FG-3 Franklin Growth Investments Fund - Class 1



[Insert graphic of briefcase]MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:


CONRAD B. HERRMANN, CFA             Mr. Herrmann has been a manager of the fund since its inception in
SENIOR VICE PRESIDENT, ADVISERS     1998 and has been with the Franklin Templeton Group since 1989.

VIVIAN J. PALMIERI                  Mr. Palmieri has been a manager of the fund since its inception in 1998
PORTFOLIO MANAGER, ADVISERS         and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is an amount equal to an annual rate of: 0.60% of the value of net assets up to and including $200 million; 0.50% of the value of net assets over $200 million up to and including $1.3 billion; and 0.40% of the value of net assets over $1.3 billion. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

--------------------------------------------------------------------------------

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the Franklin Growth Investments Fund - Class 1 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                             PERIOD ENDED
                                                          DECEMBER 31, 1998+
                                                          ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of period                          $ 10.00
Income from investment operations:
 Net investment income                                            .08
 Net realized and unrealized gains                               1.26
                                                              =======
Total from investment operations                                 1.34
                                                              =======
Net asset value, end of period                                $ 11.34
                                                              =======
Total Return*                                                   13.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $   284
Ratios to average net assets:
Expenses                                                         1.00%**
Expenses, excluding waiver and payments by affiliate             4.68%**
Net investment income                                            1.18%**
Portfolio turnover rate                                          4.14%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1998 (commencement of operations) to December 31, 1998.

                 FG-4 Franklin Growth Investments Fund - Class 1

Franklin Small Cap Investments Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership, are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

--------------------------------------------------------------------------------

[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain. For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


               FS-1 Franklin Small Cap Investments Fund - Class 1

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE

Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.

--------------------------------------------------------------------------------

[Insert graphic of percentage sign]FEES AND EXPENSES


FRANKLIN SMALL CAP INVESTMENTS FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 1
                                                 -------
Maximum sales charge (load) as a percentage of
  offering price
Load imposed on purchases                         0.00%
Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)

                                                  CLASS 1
                                                  -------
Management fees                                   0.75%
Other expenses                                    1.00%
                                                  -----
Total annual fund operating expenses              1.75%
Fee waiver/expense reductions                    (0.75%)
                                                  -----
Net expenses                                      1.00%
                                                  =====

1. Figures reflect expenses from the fund's inception on May 1, 1998 and are annualized. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1       $178       $551        $949        $2,062


               FS-2 Franklin Small Cap Investments Fund - Class 1


[Insert graphic of briefcase]MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


EDWARD B. JAMIESON            Mr. Jamieson has been a manager of the fund since its inception in 1998
EXECUTIVE VICE PRESIDENT,     and has been with the Franklin Templeton Group since 1987.
ADVISERS

MICHAEL MCCARTHY              Mr. McCarthy has been a manager of the fund since its inception in
VICE PRESIDENT,               1998 and has been with the Franklin Templeton Group since 1992.
ADVISERS

AIDAN O'CONNELL               Mr. O'Connell has been a manager of the fund since September 1998.
PORTFOLIO MANAGER,            Before joining Franklin Templeton in May 1998, Mr. O'Connell worked
ADVISERS                      at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is an amount equal to an annual rate of: 0.75% of the value of net assets up to and including $200 million; 0.65% of the value of net assets over $200 million up to and including $1.3 billion; and 0.55% of the value of net assets over $1.3 billion. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.


               FS-3 Franklin Small Cap Investments Fund - Class 1

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the Franklin Small Cap Investments Fund - Class 1 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                             PERIOD ENDED
                                                          DECEMBER 31, 1998+
                                                          ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                          $  10.00
                                                              --------
Income from investment operations:
Net investment income                                              .11
Net realized and unrealized losses                                (.88)
                                                              --------
Total from investment operations                                  (.77)
                                                              --------
Net asset value, end of period                                $   9.23
                                                              ========
Total Return*                                                    (7.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $    231
Ratios to average net assets:
Expenses                                                          1.00%**
Expenses, excluding waiver and payments by affiliate              1.75%**
Net investment income                                             1.97%**
Portfolio turnover rate                                          36.43%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1998 (commencement of operations) to December 31, 1998.

               FS-4 Franklin Small Cap Investments Fund - Class 1

Mutual Shares Investments Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOALS The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

/bullet/ UNDERVALUED STOCKS Stocks trading at a discount to asset value.

/bullet/ REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

/bullet/ DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

The fund invests primarily in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain


                 MS-1 Mutual Shares Investments Fund - Class 1 liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

--------------------------------------------------------------------------------

[Insert graphic of chart with line going up and down]MAIN RISKS

The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

REORGANIZING OR DISTRESSED COMPANIES The fund's bargain- driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing or Distressed Company will be completed on the terms contemplated, and therefore, benefit the fund.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or


                 MS-2 Mutual Shares Investments Fund - Class 1 other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE

Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.

             MS-3 Mutual Shares Investments Fund - Class 1

[Insert graphic of percentage sign]FEES AND EXPENSES

MUTUAL SHARES INVESTMENTS FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)
                                                  CLASS 1
                                                  -------
Management fees                                   0.60%
Other expenses                                    2.27%
                                                  -----
Total annual fund operating expenses              2.87%
Fee waiver/expense reductions                    (1.87%)
                                                  -----
Net expenses                                      1.00%
                                                  =====

1. Figures reflect expenses from the fund's inception on May 1, 1998 and are annualized. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1       $290       $889        $1,513      $3,195


       MS-4 Mutual Shares Investments Fund - Class 1

[Insert graphic of briefcase]MANAGEMENT


Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE        Mr. Sondike has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,     Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL            analyst for Heine Securities Corporation, the predecessor of Franklin
                           Mutual.

DAVID E. MARCUS            Mr. Marcus has been a manager of the fund since 1998. Before joining
SENIOR VICE PRESIDENT,     the Franklin Templeton Group in 1996, he was a research analyst for
FRANKLIN MUTUAL            Heine Securities Corporation, the predecessor of Franklin Mutual.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter Langerman is Chief Executive Officer and Robert Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The entire team also includes:

PETER A. LANGERMAN              Mr. Langerman has been involved with the management of the fund
PRESIDENT AND                   since its inception in 1998. Before joining the Franklin Templeton Group
CHIEF EXECUTIVE OFFICER,        in 1996, he was a research analyst for Heine Securities Corporation, the
FRANKLIN MUTUAL                 predecessor of Franklin Mutual.

ROBERT L. FRIEDMAN              Mr. Friedman has been involved with the management of the fund since
CHIEF INVESTMENT OFFICER AND    its inception in 1998. Before joining the Franklin Templeton Group in
SENIOR VICE PRESIDENT,          1996, he was a research analyst for Heine Securities Corporation, the
FRANKLIN MUTUAL                 predecessor of Franklin Mutual.

JEFFREY A. ALTMAN               Mr. Altman has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,          Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL                 analyst for Heine Securities Corporation, the predecessor of Franklin
                                Mutual.

RAYMOND GAREA                   Mr. Garea has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,          Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL                 analyst for Heine Securities Corporation, the predecessor of Franklin
                                Mutual.

DAVID J. WINTERS                Mr. Winters has been a manager of the fund since 1998. Before joining
SENIOR VICE PRESIDENT,          the Franklin Templeton Group in 1996, he was a research analyst for
FRANKLIN MUTUAL                 Heine Securities Corporation, the predecessor of Franklin Mutual.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:


JIM AGAH                         Mr. Agah has been a manager of the fund since 1998. Before joining the
ASSISTANT PORTFOLIO MANAGER,     Franklin Templeton Group in 1997, he was vice president of equity sales
FRANKLIN MUTUAL                  at Keefe, Bryette & Woods.

JEFF DIAMOND                     Mr. Diamond has been a manager of the fund since 1998. Before joining
ASSISTANT PORTFOLIO MANAGER,     the Franklin Templeton Group in 1998, he was a vice president and
FRANKLIN MUTUAL                  co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the fund's net assets. The manager agreed in advance to limit


                 MS-5 Mutual Shares Investments Fund - Class 1 management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.00% of the fund's class 1 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

--------------------------------------------------------------------------------

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Mutual Shares Investments Fund - Class 1 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                              PERIOD ENDED
                                                           DECEMBER 31, 1998+
                                                           ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                            $ 10.00
                                                                -------
Income from investment operations:
 Net investment income                                              .08
 Net realized and unrealized losses                                (.36)
                                                                -------
Total from investment operations                                   (.28)
                                                                -------
Net asset value, end of period                                  $  9.72
                                                                =======
Total Return*                                                     (2.80)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                               $ 1,274
Ratios to average net assets:
 Expenses                                                          1.00%**
 Expenses, excluding waiver and payments by affiliate              2.87%**
 Net investment income.                                            1.47%**
Portfolio turnover rate.                                          23.15%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1998 (commencement of operations) to December 31, 1998. Based on average weighted shares outstanding.

                  MS-6 Mutual Shares Investments Fund - Class 1

Templeton Asset Allocation Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is high total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 15% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                 TA-1 Templeton Asset Allocation Fund - Class 1

[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.


The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER RATED-SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be


                 TA-2 Templeton Asset Allocation Fund - Class 1 more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE



This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON ASSET ALLOCATION FUND - CLASS 1(1)
CALENDAR YEAR TOTAL RETURNS

                                [Insert bar graph]


13.25%  -7.98%  27.69%   8.08%   26.12%   -2.96%   22.48%  18.93%  15.52% 6.41%
--------------------------------------------------------------------------------
  89      90      91      92       93       94       95      96      97     98

                                      YEAR

BEST QUARTER:
Q4 '98
19.28%

WORST
QUARTER:
Q3 '98
-18.27%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                       PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
                       -----------   ------------   -------------
  TEMPLETON ASSET
   ALLOCATION FUND -
   CLASS 1(1)               6.41%         11.68%         12.17%
  MSCI WORLD INDEX(2)      24.80%         16.19%         11.21%
  JP MORGAN GLOBAL
   GOVERNMENT BOND
   INDEX(2)                15.31%          8.09%          9.09%

1. Past expense reductions by the manager increased returns. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged Morgan Stanley Capital International/registered trademark/ (MSCI) World Index tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


                 TA-3 Templeton Asset Allocation Fund - Class 1


[Insert graphic of percentage sign]FEES AND EXPENSES


TEMPLETON ASSET ALLOCATION FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
Load imposed on purchases                         0.00%
Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                  CLASS 1
                                                  -------
Management fees                                   0.60%
Other expenses                                    0.18%
                                                  ----
Total annual fund operating expenses              0.78%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1        $80        $249        $433        $966

[Insert graphic of briefcase]MANAGEMENT


Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

GARY CLEMONS                    Mr. Clemons has managed the equity portion of the fund since 1995 and
SENIOR VICE PRESIDENT, TICI     has been with the Franklin Templeton Group since 1990.

PETER A. NORI, CFA              Mr. Nori has managed the equity portion of the fund since 1996 and has
SENIOR VICE PRESIDENT, TICI     been with the Franklin Templeton Group since 1987.
TUCKER SCOTT, CFA               Mr. Scott has been a manager of the fund since 1998. Before joining the
VICE PRESIDENT, TICI            Franklin Templeton Group in 1996, he worked for Aeltus Investment
                                Management.

The fund's debt securities are managed by a team of Templeton Global Bond Managers, a division of TICI.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.


                 TA-4 Templeton Asset Allocation Fund - Class 1

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Asset Allocation Fund - Class 1 for the past 5 years. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                                          YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                     1998           1997           1996           1995            1994
                                                 ------------   ------------   ------------   ------------   -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 22.35        $ 21.08        $ 18.72        $ 15.69         $ 16.55
                                                   -------        -------        -------        -------         -------
Income from investment operations:
 Net investment income                                 .69            .67            .63            .57             .44
 Net realized and unrealized gains (losses)            .75           2.44           2.76           2.87            (.92)
                                                   -------        -------        -------        -------         -------
Total from investment operations                      1.44           3.11           3.39           3.44            (.48)
                                                   -------        -------        -------        -------         -------
Less distributions from:
 Net investment income                                (.66)          (.63)          (.58)          (.41)          (.31)
 Net realized gains                                   (.67)         (1.21)          (.45)            --           (.07)
                                                   -------        -------        -------        -------         -------
Total distributions                                  (1.33)         (1.84)         (1.03)          (.41)          (.38)
                                                   -------        -------        -------        -------         -------
Net asset value, end of year                       $ 22.46        $ 22.35        $ 21.08        $ 18.72         $ 15.69
                                                   =======        =======        ========       ========        =======
Total Return*                                         6.41%         15.52%         18.93%         22.48%          (2.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $692,163       $735,568       $556,027       $406,123        $288,172
Ratios to average net assets:
Expenses                                                .78%           .74%           .64%           .66%           .75%
Net investment income                                  2.88%          3.32%          3.56%          3.73%          4.02%
Portfolio turnover rate                               43.18%         45.27%         57.50%         43.02%         51.36%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower.


                 TA-5 Templeton Asset Allocation Fund - Class 1

Templeton Bond Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund generally also invests a significant amount of its assets in high yield, medium and lower rated debt securities ("junk bonds"), or if unrated, determined by the fund's manager to be comparable. During 1998, about 15.1% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

[Begin callout]
The fund invests primarily in bonds of governments located around the world. [End callout]

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                       TB-1 Templeton Bond Fund - Class 1

[Insert graphic of chart with line going up and down]MAIN RISKS



The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER RATED-SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are


                       TB-2 Templeton Bond Fund - Class 1
especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.


                       TB-3 Templeton Bond Fund - Class 1

[Insert graphic of bull and bear]PAST PERFORMANCE



This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON BOND FUND - CLASS 1(1)
CALENDAR YEAR TOTAL RETURNS

[Insert bar graph]


7.65%   6.33%  15.86%    5.53%   11.46%   -4.88%   14.92%   9.45%   2.51%  7.17%
--------------------------------------------------------------------------------
  89      90      91      92       93       94       95      96      97     98

                                      YEAR


BEST QUARTER:
Q3 '91
6.17%

WORST
QUARTER:
Q1 '94
-4.53%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
                                    -----------   ------------   -------------
  TEMPLETON BOND FUND - CLASS 1(1)      7.17%          5.62%          7.45%
  JP MORGAN GLOBAL GOVERNMENT
  BOND INDEX(2)                        15.31%          8.09%          9.09%

1. All fund performance assumes reinvestment of dividends and capital gains. Past expense reductions by the manager increased returns.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. It includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

--------------------------------------------------------------------------------

[Insert graphic of percentage sign]FEES AND EXPENSES

TEMPLETON BOND FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                  CLASS 1
                                                  -------
Management fees                                   0.50%
Other expenses                                    0.23%
                                                  ----
Total annual fund operating expenses              0.73%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1        $75        $233        $406        $906


                       TB-4 Templeton Bond Fund - Class 1

[Insert graphic of briefcase]MANAGEMENT


Templeton Investment Counsel, Inc., (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager. The fund's investments are managed by a team of Templeton Global Bond Managers, a division of TICI.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.50% of its average monthly net assets to the manager.

--------------------------------------------------------------------------------

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Bond Fund - Class 1 for the past 5 years. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                                       YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------
                                                     1998          1997          1996          1995          1994
                                                 -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 11.06      $ 11.63       $ 11.88       $ 10.86        $ 12.15
                                                   -------      -------       -------       -------        -------
Income from investment operations:
Net investment income                                  .79          .80           .85           .80            .71
Net realized and unrealized gains (losses)            (.03)        (.53)          .14           .76          (1.28)
                                                   -------      -------       -------       -------        -------
Total from investment operations                       .76          .27           .99          1.56           (.57)
                                                   -------      -------       -------       -------        -------
Less distributions from:
 Net investment income                                (.75)        (.84)       ( 1.24)         (.54)          (.55)
Net realized gains                                      --           --            --            --           (.17)
                                                   -------      -------       --------      --------       -------
Total distributions                                   (.75)        (.84)       ( 1.24)         (.54)          (.72)
                                                   -------      -------      --------      --------        -------
Net asset value, end of year                       $ 11.07      $ 11.06       $ 11.63       $ 11.88        $ 10.86
                                                   =======      =======       ========      ========       =======
Total Return*                                         7.17%        2.51%         9.45%        14.92%       ( 4.88)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $30,207      $ 31,826      $ 34,046      $ 32,910       $29,343
Ratios to average net assets:
 Expenses                                              .73%          .68%          .68%          .78%          .90%
 Net investment income                                6.83%         6.90%         7.35%         7.14%         6.80%
Portfolio turnover rate                              89.86%       154.23%       141.19%       188.11%       203.91%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower.


                       TB-5 Templeton Bond Fund - Class 1

Templeton Developing Markets Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging market equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. EMERGING MARKET EQUITY SECURITIES AND EMERGING MARKET COUNTRIES ARE MORE FULLY DESCRIBED IN THE SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.



                TD-1 Templeton Developing Markets Fund - Class 1




[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio.

[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal.


                TD-2 Templeton Developing Markets Fund - Class 1

Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS FUND - CLASS 1(1)
CALENDAR YEAR TOTAL RETURNS

[Insert bar graph]

               -29.22%     -20.94%
            -----------------------
                 97        98

                    YEAR

BEST QUARTER:
Q4 '98
26.67%

WORST
QUARTER:
Q4 '97
-30.58%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                   SINCE
                                                                 INCEPTION
                                                  PAST 1 YEAR    (3/4/96)
                                                  -----------    --------
  TEMPLETON DEVELOPING MARKETS FUND - CLASS 1(1)     -20.94%       -20.25%
  MSCI EMERGING MARKETS FREE INDEX(2)                -25.34        -13.81
  IFC INVESTABLE COMPOSITE INDEX(2)                  -22.03%       -12.49%

1. Past expense reductions by the manager increased returns. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged Morgan Stanley, Capital International/registered trademark/ Emerging Markets Free Index is a market cap weighted index comprising 26 of the 48 countries in the MSCI universe. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.


                TD-3 Templeton Developing Markets Fund - Class 1

[Insert graphic of percentage sign]FEES AND EXPENSES

TEMPLETON DEVELOPING MARKETS FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  CLASS 1
                                                  -------
Management fees                                   1.25%
Other expenses                                    0.41%
                                                  ----
Total annual fund operating expenses              1.66%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1       $169        $523        $902      $1,965


[Insert graphic of briefcase]MANAGEMENT


Templeton Asset Management Ltd. (TAML), 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


DR. J. MARK MOBIUS          Dr. Mobius has been a manager of the fund since its inception in 1996,
MANAGING DIRECTOR, TAML     and has been with the Franklin Templeton Group since 1987.

TOM WU                      Mr. Wu has been a manager of the fund since its inception in 1996, and
DIRECTOR, TAML              has been with the Franklin Templeton Group since 1987.

H. ALLAN LAM                Mr. Lam has been a manager of the fund since its inception in 1996, and
PORTFOLIO MANAGER, TAML     has been with the Franklin Templeton Group since 1987.

EDDIE CHOW                  Mr. Chow has been a manager of the fund since its inception in 1996,
PORTFOLIO MANAGER, TAML     and has been with the Franklin Templeton Group since 1994.

DENNIS LIM                  Mr. Lim has been a manager of the fund since its inception in 1996, and
DIRECTOR, TAML              has been with the Franklin Templeton Group since 1990.

TEK-KHOAN ONG               Mr. Ong has been a manager if the fund since its inception in 1996, and
PORTFOLIO MANAGER, TAML     has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average monthly net assets to the manager.


                TD-4 Templeton Developing Markets Fund - Class 1

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Developing Markets Fund - Class 1 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                                     YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------
                                                               1998            1997            1996+
                                                          -------------   -------------   --------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                          $   6.63        $   9.43        $ 10.00
                                                            --------        --------        -------
Income from investment operations:
 Net investment income                                           .07             .09            .05
 Net realized and unrealized losses                            (1.42)          (2.82)          (.62)
                                                            --------        --------        --------
Total from investment operations                               (1.35)          (2.73)          (.57)
                                                            --------        --------        --------
Less distributions from:
 Net investment income                                          (.09)           (.04)             --
 Net realized gains                                             (.06)           (.03)             --
                                                            --------        --------        --------
Total distributions                                             (.15)           (.07)             --
                                                            --------        --------        --------
Net asset value, end of year                                $   5.13        $   6.63        $  9.43
                                                            ========        ========        ========
Total Return*                                                 (20.94)%        (29.22)%        ( 5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                             $180,684        $163,459        $ 72,245
Ratios to average net assets:
 Expenses                                                       1.66%           1.58%           1.70%**
 Expenses, excluding waiver and payments by affiliate           1.66%           1.58%           1.78%**
 Net investment income                                          1.67%           1.63%           1.52%**
Portfolio turnover rate                                        23.22%          23.82%           9.95%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period March 4, 1996 (commencement of operations) to December 31,
1996.

                TD-5 Templeton Developing Markets Fund - Class 1

Templeton International Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including in emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[End callout]


Depending upon current market conditions, the fund may also invest a significant portion of its assets in debt securities of governments and companies located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                  TI-1 Templeton International Fund - Class 1

[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


                  TI-2 Templeton International Fund - Class 1

[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL FUND - CLASS 1(1)
CALENDAR YEAR TOTAL RETURNS

                         [Insert bar graph]



        47.28%   -2.22%   15.78%   24.04%   13.95%    9.33%
       ---------------------------------------------------
        93       94       95        96       97       98

                              YEAR

BEST QUARTER:
Q4 '93
19.53%

WORST
QUARTER:
Q3 '98
-16.54%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                  SINCE
                                                                INCEPTION
                                   PAST 1 YEAR   PAST 5 YEARS   (5/1/92)
                                   -----------   ------------   --------
  TEMPLETON INTERNATIONAL FUND -
   CLASS 1(1)                          9.33%         11.84%       14.17%
  MSCI EAFE(2)                        20.33%          9.50%       11.59%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged Morgan Stanley Capital International/registered trademark/ Europe, Australia, Far East (MSCI EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. The average company has a market capitalization of over $3 billion. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.


                   TI-3 Templeton International Fund - Class 1

[Insert graphic of percentage sign]FEES AND EXPENSES


TEMPLETON INTERNATIONAL FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                  CLASS 1
                                                  -------
Management fees                                   0.69%
Other expenses                                    0.17%
                                                  ----
Total annual fund operating expenses              0.86%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1        $88        $274        $477      $1,061

[Insert graphic of briefcase]MANAGEMENT


Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


PETER A. NORI, CFA                Mr. Nori has been a manager of the fund since 1996. He joined the
SENIOR VICE PRESIDENT, TICI       Franklin Templeton Group in 1987.

GARY P. MOTYL, CFA                Mr. Motyl has been a manager of the fund since 1995. He joined the
DIRECTOR AND                      Franklin Templeton Group in 1981.
EXECUTIVE VICE PRESIDENT, TICI

HEIDI S. ANDERSEN, CFA            Ms. Andersen has been a manager of the fund since 1998. She joined the
VICE PRESIDENT, TICI              Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.69% of its average monthly net assets to the manager.


                   TI-4 Templeton International Fund - Class 1

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton International Fund - Class 1 for the past 5 years. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                                          YEAR ENDED DECEMBER 31,
                                                     1998           1997           1996           1995            1994
                                                   --------       --------       --------       --------        -------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                $  20.18      $   18.40       $  15.13       $  13.22        $  13.83
                                                  --------        -------       --------       --------        --------
Income from investment operations:
 Net investment income                                 .60            .49            .43            .23             .12
 Net realized and unrealized gains (losses)           1.29           2.01           3.15           1.83            (.42)
                                                  --------       --------       --------       --------        --------
Total from investment operations                      1.89           2.50           3.58           2.06            (.30)
                                                  --------       --------       --------       --------        --------
Less distributions from:
 Net investment income                                (.49)          (.51)          (.24)          (.10)          (.08)
 Net realized gains                                   (.89)          (.21)          (.07)          (.05)          (.23)
                                                  ---------      ---------      ---------      ---------       --------
Total distributions                                  (1.38)          (.72)          (.31)          (.15)          (.31)
                                                  ---------      ---------      ---------      ---------       --------
Net asset value, end of year                      $  20.69       $  20.18       $  18.40       $  15.13        $  13.22
                                                  =========      =========      =========      =========       ========
Total Return*                                         9.33%         13.95%         24.04%         15.78%         ( 2.22)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                   $980,470       $938,410        $682,984      $353,141        $150,090
Ratios to average net assets:
Expenses                                               .86%           .81%           .65%           .71%            .83%
Net investment income                                 2.81%          2.70%          3.23%          2.36%           1.89%
Portfolio turnover rate                              29.56%         16.63%          9.46%          5.19%           6.32%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower.


                   TI-5 Templeton International Fund - Class 1

Templeton Stock Fund

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                       TS-1 Templeton Stock Fund - Class 1

[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


                      TS-2 Templeton Stock Fund - Class 1

[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON STOCK FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS

[Insert bar graph]



14.63%  -10.88%  27.28   7.12%  34.00%  -2.20%   25.24%  22.48%   11.88%   1.26%
--------------------------------------------------------------------------------
  89       90       91     92      93      94       95      96        97     98

                                      YEAR

BEST QUARTER:
Q4 '98
15.90%

WORST QUARTER:
Q3 '98
-21.03%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                       PAST        PAST        PAST
                                      1 YEAR     5 YEARS     10 YEARS
                                      ------     -------     --------
  TEMPLETON STOCK FUND - CLASS 1(1)     1.26%      11.18%      12.23%
  MSCI WORLD INDEX2                    24.80%      16.19%      11.21%

1. All fund performance assumes reinvestment of dividends and capital gains. Past expense reductions by the manager increased returns.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged Morgan Stanley Capital International/registered trademark/ (MSCI) World Index tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.


                       TS-3 Templeton Stock Fund - Class 1

[Insert graphic of percentage sign]FEES AND EXPENSES


TEMPLETON STOCK FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS 1
                                                  -------
Maximum sales charge (load) as a percentage of
  offering price
 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                  CLASS 1
                                                  -------
Management fees                                   0.70%
Other expenses                                    0.19%
                                                  ----
Total annual fund operating expenses              0.89%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 1        $91        $284        $493      $1,096


[Insert graphic of briefcase]MANAGEMENT


Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


MARK R. BEVERIDGE, CFA          Mr. Beveridge has been a manager of the fund since 1995 and has been
SENIOR VICE PRESIDENT, TICI     with the Franklin Templeton Group since 1985.

WILLIAM T. HOWARD, JR., CFA     Mr. Howard has been a manager of the fund since 1996 and has been
SENIOR VICE PRESIDENT, TICI     with the Franklin Templeton Group since 1993.

EDWIN LUGO II                   Mr. Lugo has been a manager of the fund since 1999. Before joining the
PORTFOLIO MANAGER, TICI         Franklin Templeton Group in 1996, he worked at the New Boston
                                Group.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average monthly net assets to the manager.


                       TS-4 Templeton Stock Fund - Class 1

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Stock Fund - Class 1 for the past 5 years. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                                          YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                     1998           1997           1996           1995            1994
                                                 ------------   ------------   ------------   ------------   -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                  $ 23.19        $ 22.88        $ 20.83        $ 16.94         $ 17.53
                                                   --------       --------       --------       --------        --------
Income from investment operations:
 Net investment income                                  .39            .47            .41            .40             .26
 Net realized and unrealized gains (losses)             .04           2.11           3.88           3.80            (.64)
                                                   --------       --------       --------       --------        --------
Total from investment operations                        .43           2.58           4.29           4.20            (.38)
                                                   --------       --------       --------       --------        --------
Less distributions from:
 Net investment income                                 (.49)          (.40)          (.40)          (.27)          (.21)
 Net realized gains                                   (2.06)         (1.87)         (1.84)          (.04)            --
                                                   --------       --------       --------       --------        --------
Total distributions                                   (2.55)         (2.27)         (2.24)          (.31)          (.21)
                                                   --------       --------       --------       --------        --------
Net asset value, end of year                        $ 21.07        $ 23.19        $ 22.88        $ 20.83         $ 16.94
                                                   ========       ========       ========       ========        =======
Total Return*                                          1.26%         11.88%         22.48%         25.24%         ( 2.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $646,865       $732,248       $644,366       $498,777        $378,849
Ratios to average net assets:
Expenses                                                .89%           .81%           .65%           .66%           .73%
Net investment income                                  1.65%          2.05%          2.06%          2.18%          1.81%
Portfolio turnover rate                               37.27%         25.82%         23.40%         33.93%          5.10%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower.


                      TS-5 Templeton Stock Fund - Class 1

[Insert graphic of Starburst] IMPORTANT RECENT DEVELOPMENTS


/bullet/ YEAR 2000 PROBLEM The funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares.


The managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.


/bullet/ EURO On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for the eleven participating member countries. If a fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


                       1 Additional Information, All Funds

[Insert graphic of dollar signs and stacks of coins]DISTRIBUTIONS AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus or disclosure document.



                      2 Additional Information, All Funds

Fund Account Information


[Insert graphic of paper with lines and someone writing]BUYING SHARES


Shares of each fund are sold at NAV to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.


Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.
--------------------------------------------------------------------------------

[Insert graphic of certificate]SELLING SHARES


Each insurance company sells shares of the applicable fund to make benefit or surrender payments or to execute transfers between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

--------------------------------------------------------------------------------

[Insert graphic of two arrows] EXCHANGING SHARES


Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms, and any specific limitations on the exchange (or "transfer") privilege, described in the contract prospectus. Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of exchanges that may be made (please see "Market Timers," below).

--------------------------------------------------------------------------------

[Insert graphic of paper and pen]FUND ACCOUNT POLICIES


CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company separate account cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

REPORTS Insurance company shareholders will receive the fund's financial reports every six months. If you need additional copies, please call 1-800/774-5001.

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or


                   3 Templeton Variable Products Series Fund

(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

       /bullet/ Each fund may refuse any order to buy shares.

       /bullet/ At any time, each fund may establish or change investment minimums.

       /bullet/ Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

       /bullet/ You may only buy shares of a fund eligible for sale in your state or jurisdiction.

       /bullet/ In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

       /bullet/ For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of a fund, in the case of an emergency.

       /bullet/ To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "Rule 12b-1 Plan" which is described in prospectuses offering class 2 shares.

---------------------------------------------------------------------------

[Insert graphic of question mark]QUESTIONS


More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 100 Fountain Parkway, St. Petersburg, Florida, 33716-1205 or call 1-800/774-5001. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                   4 Templeton Variable Products Series Fund


[Begin Callout]
For More Information
[End Callout]

The funds of the Templeton Variable Products Series Fund (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus or disclosure document for information about the terms of an investment in a contract.

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin Templeton
1-800/774-5001

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file 811-5479

Lit Code #







Prospectus



Templeton Variable Products Series Fund

Class 2 Shares


May 1, 1999


[Insert Franklin Templeton Ben Head]


As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





                              CONTENTS

                              TEMPLETON VARIABLE
------------------------------PRODUCTS SERIES FUND

[Begin callout]
INFORMATION ABOUT EACH FUND        i     Overview
YOU SHOULD KNOW BEFORE
INVESTING                                INDIVIDUAL FUND DESCRIPTIONS
[End callout]                   FG-1     Franklin Growth Investments Fund
                                FS-1     Franklin Small Cap Investments Fund
                                MS-1     Mutual Shares Investments Fund
                                TA-1     Templeton Asset Allocation Fund
                                TB-1     Templeton Bond Fund
                                TD-1     Templeton Developing Markets Fund
                                TI-1     Templeton International Fund
                                TS-1     Templeton Stock Fund
                                         ADDITIONAL INFORMATION, ALL FUNDS
                                   1     Important Recent Developments
                                   2     Distributions and Taxes

------------------------------FUND ACCOUNT INFORMATION
[Begin callout]
INFORMATION ABOUT FUND             3     Buying Shares
ACCOUNT TRANSACTIONS               3     Selling Shares
AND SERVICES                       3     Exchanging Shares
[End callout]                      3     Fund Account Policies
                                   4     Questions

------------------------------FOR MORE INFORMATION
[Begin callout]
WHERE TO LEARN MORE ABOUT                Back Cover
EACH FUND
[End callout]

TEMPLETON VARIABLE PRODUCTS SERIES FUND


OVERVIEW
[Insert graphic of globe]

TEMPLETON VARIABLE PRODUCTS SERIES FUND (THE TRUST) CURRENTLY CONSISTS OF EIGHT SEPARATE FUNDS, OFFERING A WIDE VARIETY OF INVESTMENT CHOICES. EACH FUND HAS TWO CLASSES OF SHARES, CLASS 1 AND CLASS 2. THE FUNDS ARE ONLY AVAILABLE AS INVESTMENT OPTIONS IN VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. THE ACCOMPANYING CONTRACT PROSPECTUS, OR DISCLOSURE DOCUMENT, INDICATES WHICH FUNDS AND CLASSES ARE AVAILABLE TO YOU.


INVESTMENT CONSIDERATIONS

/bullet/ Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

/bullet/ No single fund can be a complete investment program; consider diversifying your fund choices.

/bullet/ You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

/bullet/ All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

RISKS

/bullet/ There can be no assurance that any fund will achieve its investment goal.

/bullet/ Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

/bullet/ Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  MORE DETAILED INFORMATION ABOUT EACH FUND,
                  ITS INVESTMENT POLICIES, AND ITS PARTICULAR
                RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF
                         ADDITIONAL INFORMATION (SAI).

MANAGEMENT


The funds' investment managers and their affiliates manage over $211 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.



                                       i

FRANKLIN GROWTH INVESTMENTS FUND

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding), greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in the common stocks of established companies. [End callout]

The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to evaluate companies for historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

--------------------------------------------------------------------------------


[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and


                 FG-1 Franklin Growth Investments Fund - Class 2 technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


                 FG-2 Franklin Growth Investments Fund - Class 2

[Insert graphic of bull and bear]PAST PERFORMANCE



Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.

--------------------------------------------------------------------------------


[Insert graphic of percentage sign]FEES AND EXPENSES



FRANKLIN GROWTH INVESTMENTS FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)

                                                 CLASS 2
                                                 =======

Management fees                                   0.60%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    4.08%
                                                  -----
Total annual fund operating expenses              4.93%
Fee waiver/expense reduction                     (3.68%)
                                                  -----
Net expenses                                      1.25%
                                                  =====

1. Because no class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the fund's class 1 expenses for the fiscal year ended December 31, 1998 plus class 2's maximum annual Rule 12b-1 fee of 0.25%. The manager is contractually obligated to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses do not exceed 1.25% of the fund's class 2 net assets in 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $493      $1,481      $2,469       $4,899



                 FG-3 Franklin Growth Investments Fund - Class 2

[Insert graphic of briefcase]MANAGEMENT



Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


CONRAD B. HERRMANN, CFA             Mr. Herrmann has been a manager of the fund since its inception in
SENIOR VICE PRESIDENT, ADVISERS     1998 and has been with the Franklin Templeton Group since 1989.

VIVIAN J. PALMIERI                  Mr. Palmieri has been a manager of the fund since its inception in 1998
PORTFOLIO MANAGER, ADVISERS         and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is an amount equal to an annual rate of: 0.60% of the value of net assets up to and including $200 million; 0.50% of the value of net assets over $200 million up to and including $1.3 billion; and 0.40% of the value of net assets over $1.3 billion. The manager is contractually obligated to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses do not exceed 1.25% of the fund's class 2 net assets in 1999.


                 FG-4 Franklin Growth Investments Fund - Class 2

FRANKLIN SMALL CAP INVESTMENTS FUND

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership, are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

--------------------------------------------------------------------------------

[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.


SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain. For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


               FS-1 Franklin Small Cap Investments Fund - Class 2

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE


Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.
--------------------------------------------------------------------------------

[Insert graphic of percentage sign]FEES AND EXPENSES



FRANKLIN SMALL CAP INVESTMENTS FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  CLASS 2
                                                  =======
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)

                                                  CLASS 2
                                                  =======
Management fees                                   0.75%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    1.00%
                                                  -----
Total annual fund operating expenses              2.00%
Fee waiver/expense reduction                     (0.75%)
                                                  -----
Net expenses                                      1.25%
                                                  =====

1. Figures reflect expenses from the fund's inception on May 1, 1998 and are annualized. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.25% of the fund's class 2 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $203       $627       $1,078       $2,263



               FS-2 Franklin Small Cap Investments Fund - Class 2

[Insert graphic of briefcase]MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


EDWARD B. JAMIESON                   Mr. Jamieson has been a manager of the fund since its inception in 1998
EXECUTIVE SENIOR VICE PRESIDENT,     and has been with the Franklin Templeton Group since 1987.
ADVISERS

MICHAEL MCCARTHY                     Mr. McCarthy has been a manager of the fund since its inception in
VICE PRESIDENT, ADVISERS             1998 and has been with the Franklin Templeton Group since 1992.

AIDAN O'CONNELL                      Mr. O'Connell has been a manager of the fund since September 1998.
PORTFOLIO MANAGER, ADVISERS          Before joining Franklin Templeton in May 1998, Mr. O'Connell worked at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is an amount equal to an annual rate of: 0.75% of the value of net assets up to and including $200 million; 0.65% of the value of net assets over $200 million up to and including $1.3 billion; and 0.55% of the value of net assets over $1.3 billion. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.25% of the fund's class 2 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.



               FS-3 Franklin Small Cap Investments Fund - Class 2

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Franklin Small Cap Investments Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                             PERIOD ENDED
                                                          DECEMBER 31, 1998+
                                                         ===================
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                          $  8.55
                                                              -------
Income from investment operations:
 Net investment income                                            .02
 Net realized and unrealized gains                                .66
                                                              -------
Total from investment operations                                  .68
                                                              -------
Net asset value, end of period                                $  9.23
                                                              =======
Total Return*                                                    7.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $ 6,211
Ratios to average net assets:
Expenses                                                         1.25%**
Expenses, excluding waiver and payments by affiliate             2.00%**
Net investment income                                            1.73%**
Portfolio turnover rate                                         36.43%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period July 29, 1998 (commencement of sales) to December 31, 1998.



               FS-4 Franklin Small Cap Investments Fund - Class 2

MUTUAL SHARES INVESTMENTS FUND

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOALS The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

/bullet/ Undervalued stocks Stocks trading at a discount to asset value.

/bullet/ Reorganizing companies Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

/bullet/ Distressed companies Securities of companies that are distressed or even in bankruptcy.


[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

The fund invests primarily in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain



                  MS-1 Mutual Shares Investments Fund - Class 2

liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.
--------------------------------------------------------------------------------


[Insert graphic of chart with line going up and down]MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. Theseprice movements may result from factors affecting individual companies or industries, or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


REORGANIZING OR DISTRESSED COMPANIES The fund's bargain- driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing or Distressed Company will be completed on the terms contemplated, and therefore, benefit the fund.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or



                  MS-2 Mutual Shares Investments Fund - Class 2

other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------


[Insert graphic of bull and bear]PAST PERFORMANCE


Because the fund started on May 1, 1998, performance for a full calendar year is not yet available.


                  MS-3 Mutual Shares Investments Fund - Class 2

[Insert graphic of percentage sign]FEES AND EXPENSES


MUTUAL SHARES INVESTMENTS FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)
                                                 CLASS 2
                                                 -------

Management fees                                   0.60%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    2.27%
                                                  -----
Total annual fund operating expenses              3.12%
Fee waiver/expense reduction                     (1.87%)
                                                  -----
Net expenses                                      1.25%
                                                  =====

1. Figures reflect expenses from the fund's inception on May 1, 1998 and are annualized. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.25% of the fund's class 2 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses are BEFORE WAIVER as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $315        $963      $1,635       $3,430


[Insert graphic of briefcase]MANAGEMENT



Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE        Mr. Sondike has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,     Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL            analyst for Heine Securities Corporation, the predecessor of Franklin
                           Mutual.

DAVID E. MARCUS            Mr. Marcus has been a manager of the fund since 1998. Before joining
SENIOR VICE PRESIDENT,     the Franklin Templeton Group in 1996, he was a research analyst for
FRANKLIN MUTUAL            Heine Securities Corporation, the predecessor of Franklin Mutual.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual including this fund. Peter Langerman is Chief Executive Officer and Robert Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.



                  MS-4 Mutual Shares Investments Fund - Class 2

The entire team also includes:

PETER A. LANGERMAN               Mr. Langerman has been involved with the management of the fund
PRESIDENT AND                    since its inception in 1998. Before joining the Franklin Templeton Group
CHIEF EXECUTIVE OFFICER,         in 1996, he was a research analyst for Heine Securities Corporation, the
FRANKLIN MUTUAL                  predecessor of Franklin Mutual.

ROBERT L. FRIEDMAN               Mr. Friedman has been involved with the management of the fund since
CHIEF INVESTMENT OFFICER AND     its inception in 1998. Before joining the Franklin Templeton Group in
SENIOR VICE PRESIDENT,           1996, he was a research analyst for Heine Securities Corporation, the
FRANKLIN MUTUAL                  predecessor of Franklin Mutual.

JEFFREY A. ALTMAN                Mr. Altman has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,           Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL                  analyst for Heine Securities Corporation, the predecessor of Franklin
                                 Mutual.

RAYMOND GAREA                    Mr. Garea has been a manager of the fund since its inception in 1998.
SENIOR VICE PRESIDENT,           Before joining the Franklin Templeton Group in 1996, he was a research
FRANKLIN MUTUAL                  analyst for Heine Securities Corporation, the predecessor of Franklin
                                 Mutual.

DAVID J. WINTERS                 Mr. Winters has been a manager of the fund since 1998. Before joining
SENIOR VICE PRESIDENT,           the Franklin Templeton Group in 1996, he was a research analyst for
FRANKLIN MUTUAL                  Heine Securities Corporation, the predecessor of Franklin Mutual.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH                         Mr. Agah has been a manager of the fund since 1998. Before joining the
ASSISTANT PORTFOLIO MANAGER,     Franklin Templeton Group in 1997, he was vice president of equity sales
FRANKLIN MUTUAL                  at Keefe, Bryette & Woods.

JEFF DIAMOND                     Mr. Diamond has been a manager of the fund since 1998. Before joining
ASSISTANT PORTFOLIO MANAGER,     the Franklin Templeton Group in 1998, he was a vice president and
FRANKLIN MUTUAL                  co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the fund's net assets. The manager agreed in advance to limit management fees and make certain payments to reduce fund expenses as necessary so that Total Fund Operating Expenses did not exceed 1.25% of the fund's class 2 net assets in 1998. The manager is contractually obligated to continue this arrangement through 1999.


                  MS-5 Mutual Shares Investments Fund - Class 2


[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Mutual Shares Investments Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                           PERIOD ENDED
                                                        DECEMBER 31, 1998+
                                                        ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                          $  9.58
                                                              -------
Income from investment operations:
 Net investment income                                            .08
 Net realized and unrealized gains                                .07
                                                              -------
Total from investment operations                                  .15
                                                              -------
Net asset value, end of period                                $  9.73
                                                              =======
Total Return*                                                    1.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                             $   490
Ratios to average net assets:
Expenses                                                         1.25%**
Expenses, excluding waiver and payments by affiliate             3.12%**
Net investment income                                            4.15%**
Portfolio turnover rate                                         23.15%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period November 10, 1998 (commencement of sales) to December 31, 1998.



                  MS-6 Mutual Shares Investments Fund - Class 2



TEMPLETON ASSET ALLOCATION FUND

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is high total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.


[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 15% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or if unrated, determined by the fund's manager to be comparable. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                 TA-1 Templeton Asset Allocation Fund - Class 2


[Insert graphic of chart with line going up and down] MAIN RISKS


The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.


[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.



FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER RATED-SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are


                 TA-2 Templeton Asset Allocation Fund - Class 2

more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

------------------------------------------------------------------------



[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON ASSET ALLOCATION FUND - CLASS 2(1)
CALENDAR YEAR TOTAL RETURNS

[Insert bar graph]


 13.25%  -7.98%   27.69%   8.08%   26.12%  -2.96%  22.48%  18.93%  15.37%  6.10%
--------------------------------------------------------------------------------
  89      90       91      92       93      94      95      96      97      98


Best
Quarter:
Q4 '98
19.17%

Worst
Quarter:
Q3 '98
-18.32%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                       PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
                       -----------   ------------   -------------
  TEMPLETON ASSET
    ALLOCATION FUND -
    CLASS 2(1)             6.10%         11.59%         12.12%
  MSCI WORLD INDEX(2)     24.80%         16.19%         11.21%
  JP MORGAN GLOBAL
    GOVERNMENT BOND
    INDEX(2)              15.31%          8.09%          9.09%

1. Past expense reductions by the manager increased returns. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of class 1 shares. Performance of class 2 shares for periods after May 1, 1997 reflect class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


                 TA-3 Templeton Asset Allocation Fund - Class 2


[Insert graphic of percentage sign]FEES AND EXPENSES


TEMPLETON ASSET ALLOCATION FUND - CLASS 2


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 CLASS 2
                                                 -------
Management fees                                   0.60%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    0.18%
                                                  ----
Total annual fund operating expenses              1.03%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $105        $328        $569       $1,259


[Insert graphic of briefcase]MANAGEMENT



Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:


GARY CLEMONS                    Mr. Clemons has managed the equity portion of the fund since 1995 and
SENIOR VICE PRESIDENT, TICI     has been with the Franklin Templeton Group since 1990.

PETER A. NORI, CFA              Mr. Nori has managed the equity portion of the fund since 1996 and has
SENIOR VICE PRESIDENT, TICI     been with the Franklin Templeton Group since 1987.

TUCKER SCOTT, CFA               Mr. Scott has been a manager of the fund since 1998. Before joining the
VICE PRESIDENT, TICI            Franklin Templeton Group in 1996, he worked for Aeltus Investment
                                Management.

The fund's debt securities are managed by a team of Templeton Global Bond Managers, a division of TICI.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.


                 TA-4 Templeton Asset Allocation Fund - Class 2

[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Asset Allocation Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                     1998           1997+
                                                 -----------   --------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 22.32       $ 20.40
                                                   -------       -------
Income from investment operations:
 Net investment income                                 .63           .16
 Net realized and unrealized gains                     .74          1.76
                                                   -------       -------
Total from investment operations                      1.37          1.92
                                                   -------       -------
Less distributions from:
 Net investment income                                (.64)           --
                                                   -------       -------
 Net realized gains                                   (.67)           --
                                                   -------       -------
Total distributions                                  (1.31)           --
                                                   -------       -------
Net asset value, end of year                       $ 22.38       $ 22.32
                                                   =======       =======
Total Return*                                         6.10%         9.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $15,763       $ 9,665
Ratios to average net assets:
Expenses                                              1.03%         1.03%**
Net investment income                                 2.61          1.97%**
Portfolio turnover rate                              43.18%        45.27%

* Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1997 (effective date) to December 31, 1997.


                 TA-5 Templeton Asset Allocation Fund - Class 2

TEMPLETON BOND FUND

[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.


[Begin callout]
The fund invests primarily in bonds of governments located around the world. [End callout]


The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund generally also invests a significant amount of its assets in high yield, medium and lower rated debt securities ("junk bonds"), or if unrated, determined by the fund's manager to be comparable. During 1998, about 15.1% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.



                       TB-1 Templeton Bond Fund - Class 2

[Insert graphic of chart with line going up and down]MAIN RISKS



The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.


[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money. [End callout]

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER RATED-SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are


                       TB-2 Templeton Bond Fund - Class 2

especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell these securities.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.


                       TB-3 Templeton Bond Fund - Class 2


[Insert graphic of bull and bear]PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON BOND FUND - CLASS 2(1)
CALENDAR YEAR TOTAL RETURNS

[Insert bar graph]



7.65%   6.33%   15.86%   5.33%   11.46%   -4.88%  14.92%   9.45%   2.51%   7.17%
--------------------------------------------------------------------------------
 89      90       91      92       93       94      95      96      97      98



Best
Quarter:
Q3 '91
6.17%

Worst
Quarter:
Q1 '94
-4.53%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                 PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
                                 -----------     ------------     -------------
  TEMPLETON BOND FUND(1)            7.17%            5.62%            7.45%
  JP MORGAN GLOBAL GOVERNMENT
    BOND INDEX(2)                  15.31%            8.09%            9.09%

1. All fund performance assumes reinvestment of dividends and capital gains. Past expense reductions by the manager increased returns. Because no class 2 shares were issued as of December 31, 1998, performance shown represents the historical results of class 1 shares. Although invested in the same portfolio of securities as class 1, class 2 performance will differ only because of class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.15%.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. It includes reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.



                       TB-4 Templeton Bond Fund - Class 2



[Insert graphic of percentage sign]FEES AND EXPENSES



TEMPLETON BOND FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)(1)
                                                 CLASS 2
                                                 -------
Management fees                                   0.50%
Distribution and service (12b-1) fees             0.15%
Other expenses                                    0.23%
                                                  ----
Total annual fund operating expenses              0.88%
                                                  ====

1. Because no class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the fund's class 1 expenses for the fiscal year ended December 31, 1998, plus class 2's maximum annual Rule 12b-1 fee of 0.15%.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2        $90        $281        $488       $1,084


[Insert graphic of briefcase]MANAGEMENT



Templeton Investment Counsel, Inc., (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager. The fund's investments are managed by a team of Templeton Global Bond Managers, a division of TICI.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.50% of its average monthly net assets to the manager.


                       TB-5 Templeton Bond Fund - Class 2


TEMPLETON DEVELOPING MARKETS FUND


[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging market equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. EMERGING MARKET EQUITY SECURITIES AND EMERGING MARKET COUNTRIES ARE MORE FULLY DESCRIBED IN THE SAI.


[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]


Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.


PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.



                TD-1 Templeton Developing Markets Fund - Class 2



[Insert graphic of chart with line going up and down]MAIN RISKS



The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.



[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well-diversified portfolio.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal.



                TD-2 Templeton Developing Markets Fund - Class 2


Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

--------------------------------------------------------------------------------

[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS FUND - CLASS 2(1)
CALENDAR YEAR TOTAL RETURNS


[Insert bar graph]



                                -29.33%   -21.03%
                               ------------------
                                  97        98

Best
Quarter:
Q4 '98
26.73%

Worst
Quarter
Q4 '97
-30.61%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                   SINCE
                                                                 INCEPTION
                                                  PAST 1 YEAR    (3/4/96)
                                                 ------------- ------------
  TEMPLETON DEVELOPING MARKETS FUND - CLASS 2(1)     -21.03%       -20.31%
  MSCI EMERGING MARKETS FREE INDEX(2)                -25.34%       -13.81%
  IFC INVESTABLE COMPOSITE INDEX2                    -22.03%       -12.49%

1. Past expense reductions by the manager increased returns. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represent the historical results of class 1 shares. Performance of class 2 shares for periods after May 1, 1997 reflect class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged Morgan Stanley Capital International/registered trademark/ Emerging Markets Free Index is a market cap weighted index comprising 26 of the 48 countries in the MSCI universe. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.



                TD-3 Templeton Developing Markets Fund - Class 2

[Insert graphic of percentage sign]FEES AND EXPENSES


TEMPLETON DEVELOPING MARKETS FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 CLASS 2
                                                 -------
Management fees                                   1.25%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    0.41%
                                                  ----
Total annual fund operating expenses              1.91%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $194        $600      $1,032       $2,233

--------------------------------------------------------------------------------


[Insert graphic of briefcase]MANAGEMENT


Templeton Asset Management Ltd. (TAML), 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:



DR. J. MARK MOBIUS          Dr. Mobius has been a manager of the fund since its inception in 1996,
MANAGING DIRECTOR, TAML     and has been with the Franklin Templeton Group since 1987.

TOM WU                      Mr. Wu has been a manager of the fund since its inception in 1996, and
DIRECTOR, TAML              has been with the Franklin Templeton Group since 1987.

H. ALLAN LAM                Mr. Lam has been a manager of the fund since its inception in 1996, and
PORTFOLIO MANAGER, TAML     has been with the Franklin Templeton Group since 1987.

EDDIE CHOW                  Mr. Chow has been a manager of the fund since its inception in 1996,
PORTFOLIO MANAGER, TAML     and has been with the Franklin Templeton Group since 1994.

DENNIS LIM                  Mr. Lim has been a manager of the fund since its inception in 1996, and
DIRECTOR, TAML              has been with the Franklin Templeton Group since 1990.

TEK-KHOAN ONG               Mr. Ong has been a manager if the fund since its inception in 1996, and
PORTFOLIO MANAGER, TAML     has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average monthly net assets to the manager.




                TD-4 Templeton Developing Markets Fund - Class 2


[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton Developing Markets Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                 -------------------------------
                                                      1998            1997+
                                                 -------------   ---------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $   6.62        $   9.85
                                                   --------        --------
Income from investment operations:
 Net investment income                                  .07             .04
 Net realized and unrealized losses                   (1.42)          (3.27)
                                                   --------        --------
Total from investment operations                      (1.35)          (3.23)
                                                   --------        --------
Less distributions from:
 Net investment income                                 (.09)             --
 Net realized gains                                    (.06)             --
                                                   --------        --------
Total distributions                                    (.15)             --
                                                   --------        --------
Net asset value, end of year                       $   5.12        $   6.62
                                                   ========        =========
Total Return*                                        (21.03)%        (32.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $ 17,287        $  9,569
Ratios to average net assets:
Expenses                                               1.91%           1.77%**
Net investment income                                  1.44%           1.48%**
Portfolio turnover rate                               23.22%          23.82%

* Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1997 (effective date) to December 31, 1997.


                TD-5 Templeton Developing Markets Fund - Class 2


[Insert graphic of bullseye and arrows]TEMPLETON INTERNATIONAL FUND



GOAL The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including in emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[End callout]


Depending upon current market conditions, the fund may also invest a significant portion of its assets in debt securities of governments and companies located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.



                   TI-1 Templeton International Fund - Class 2



[Insert graphic of chart with line going up and down]MAIN RISKS



The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


                  TI-2 Templeton International Fund - Class 2


[Insert graphic of bull and bear]PAST PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL FUND - CLASS 2(1)
CALENDAR YEAR TOTAL RETURNS
[Insert bar graph]


               47.28%    -2.22%    15.78%    24.04%    13.73%    9.08%
               -------------------------------------------------------
                93        94        95        96        97        98


                                      Year


Best
Quarter:
Q4 '93
19.53%

Worst
Quarter:
Q3 '98
-16.58%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                        SINCE
                                                                      INCEPTION
                                     PAST 1 YEAR     PAST 5 YEARS     (5/1/92)
                                     -----------     ------------     --------
  TEMPLETON INTERNATIONAL FUND -
    CLASS 2(1)                          9.08%           11.74%         14.10%
  MSCI EAFE(2)                         20.33%            9.50%         11.59%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represent the historical results of class 1 shares. Performance of class 2 shares for periods after May 1, 1997 reflect class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged MSCI EAFE Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.

--------------------------------------------------------------------------------


[Insert graphic of percentage sign]FEES AND EXPENSES



TEMPLETON INTERNATIONAL FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                 CLASS 2
                                                 -------
Management fees                                   0.69%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    0.17%
                                                  ----
Total annual fund operating expenses              1.11%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $113       $353        $612        $1,352




                   TI-3 Templeton International Fund - Class 2



[Insert graphic of briefcase]MANAGEMENT



Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


PETER A. NORI, CFA              Mr. Nori has been a manager of the fund since 1996. He joined the
SENIOR VICE PRESIDENT, TICI     Franklin Templeton Group in 1987.

GARY P. MOTYL, CFA              Mr. Motyl has been a manager of the fund since 1995. He joined the
DIRECTOR AND EXECUTIVE VICE     Franklin Templeton Group in 1981.
PRESIDENT, TICI

HEIDI S. ANDERSEN, CFA          Ms. Andersen has been a manager of the fund since 1998. She joined the
VICE PRESIDENT, TICI            Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.69% of its average monthly net assets to the manager.




                   TI-4 Templeton International Fund - Class 2


[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS


The financial highlights table provides further details to help you understand the financial performance of the Templeton International Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).


                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                     1998           1997+
                                                 -----------   --------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 20.14       $ 18.40
                                                   -------       -------
Income from investment operations:
 Net investment income                                 .59           .07
 Net realized and unrealized gains                    1.25          1.67
                                                   -------       -------
Total from investment operations                      1.84          1.74
                                                   -------       -------
Less distributions from:
 Net investment income                                (.48)           --
 Net realized gains                                   (.89)           --
                                                   -------       -------
Total distributions                                  (1.37)           --
                                                   -------       -------
Net asset value, end of year                       $ 20.61       $ 20.14
                                                   =======       =======
Total Return*                                         9.08%         9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $39,886       $17,606
Ratios to average net assets:
 Expenses                                             1.11%         1.13%**
 Net investment income                                2.69%         1.14%**
Portfolio turnover rate                              29.56%        16.63%

*Total return does not include deductions at the contract level for costs of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1997 (effective date) to December 31, 1997.



                   TI-5 Templeton International Fund - Class 2

TEMPLETON STOCK FUND


[Insert graphic of bullseye and arrows]GOALS AND STRATEGIES


GOAL The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk.
Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]


Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


                      TS-1 Templeton Stock Fund - Class 2


[Insert graphic of chart with line going up and down]MAIN RISKS

The fund's main risks can affect the value of the fund's share price, its distributions or income, and therefore, the fund's performance.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


                      TS-2 Templeton Stock Fund - Class 2



[Insert graphic of bull and bear]PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON STOCK FUND - CLASS 2(1)
CALENDAR YEAR TOTAL RETURNS


[Insert bar graph]


 14.63%  -10.88%  27.28%  7.12%   34.00%  -2.20%  25.24%  22.48%  11.12%   0.99%
--------------------------------------------------------------------------------
  89       90      91     92       93      94      95      96      97      98


                                      Year

Best
Quarter:
Q4 '98
15.84%

Worst
Quarter:
Q3 '98
-21.09%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                         PAST          PAST          PAST
                                        1 YEAR       5 YEARS       10 YEARS
                                        ------       -------       --------
  TEMPLETON STOCK FUND - CLASS 2(1)      0.99%        11.08%        12.18%
  MSCI WORLD INDEX(2)                   24.80%        16.19%        11.21%

1. All fund performance assumes reinvestment of dividends and capital gains. Past expense reductions by the manager increased returns. Because class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represent the historical results of class 1 shares. Performance of class 2 shares for periods after May 1, 1997 reflect class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

2. Source: Standard & Poor's/registered trademark/ Micropal. The unmanaged
MSCI World Index tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's investments.

--------------------------------------------------------------------------------


[Insert graphic of percentage sign]FEES AND EXPENSES



TEMPLETON STOCK FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended December 31, 1998. THE TABLE AND THE EXAMPLE DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS 2
                                                 -------
Maximum sales charge (load) as a percentage of offering price

 Load imposed on purchases                        0.00%
 Maximum deferred sales charge (load)             0.00%


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 CLASS 2
                                                 -------
Management fees                                   0.70%
Distribution and service (12b-1) fees             0.25%
Other expenses                                    0.19%
                                                  ----
Total annual fund operating expenses              1.14%
                                                  ====

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             ------     -------     -------     --------
CLASS 2       $116       $362        $628        $1,386



                       TS-3 Templeton Stock Fund - Class 2



[Insert graphic of briefcase]MANAGEMENT



Templeton Investment Counsel, Inc. (TICI), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:


MARK R. BEVERIDGE, CFA          Mr. Beveridge has been a manager of the fund since 1995 and has been
SENIOR VICE PRESIDENT, TICI     with the Franklin Templeton Group since 1985.

WILLIAM T. HOWARD, JR., CFA     Mr. Howard has been a manager of the fund since 1996 and has been
SENIOR VICE PRESIDENT, TICI     with the Franklin Templeton Group since 1993.

EDWIN LUGO II                   Mr. Lugo has been a manager of the fund since 1999. Before joining the
PORTFOLIO MANAGER, TICI         Franklin Templeton Group in 1996, he worked at the New Boston
                                Group.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average monthly net assets to the manager.





                       TS-4 Templeton Stock Fund - Class 2



[Insert graphic of dollar bill]FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of the Templeton Stock Fund - Class 2 since its inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and the expense ratio. This information has been audited by McGladrey & Pullen, LLP, independent auditors. Their report - along with the fund's financial statements - are included in the fund's Annual Report (available upon request).

                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                     1998           1997+
                                                 -----------   --------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 23.15       $ 21.62
                                                   -------       -------
Income from investment operations:
 Net investment income                                 .40           .06
 Net realized and unrealized gains (losses)           (.03)         1.47
                                                   -------       -------
Total from investment operations                       .37          1.53
                                                   -------       -------
Less distributions from:
 Net investment income                                (.47)           --
 Net realized gains                                  (2.06)           --
                                                   -------       -------
Total distributions                                  (2.53)           --
                                                   -------       -------
Net asset value, end of year                       $ 20.99       $ 23.15
                                                   =======       =======
Total Return*                                          .99%         7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                    $25,593       $16,414
Ratios to average net assets:
Expenses                                              1.14%         1.14%**
Net investment income                                 1.37%          .75%**
Portfolio turnover rate                              37.27%        25.82%

*Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the fund serves as an underlying investment vehicle. If they had been included, total returns would be lower. Total return is not annualized.

**Annualized.

+For the period May 1, 1997 (effective date) to December 31, 1997.



                       TS-5 Templeton Stock Fund - Class 2


[Insert graphic of Starburst] IMPORTANT RECENT DEVELOPMENTS



/bullet/ YEAR 2000 PROBLEM The funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.


When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares.


The managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.


/bullet/ EURO On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for the eleven participating member countries. If a fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.



                  1 Additional Information, All Funds - Class 2




[Insert graphic of dollar signs and stacks of coins]DISTRIBUTIONS AND TAXES




INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.


Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.


TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus or disclosure document.




                  2 Additional Information, All Funds - Class 2



FUND ACCOUNT INFORMATION


[Insert graphic of paper with lines and someone writing]BUYING SHARES




Shares of each fund are sold at NAV to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.


Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

--------------------------------------------------------------------------------



[Insert graphic of certificate]SELLING SHARES



Each insurance company sells shares of the applicable fund to make benefit or surrender payments or to execute transfers between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

--------------------------------------------------------------------------------


[Insert graphic of two arrows] EXCHANGING SHARES




Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms, and any specific limitations on the exchange (or "transfer") privilege, described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of exchanges that may be made (please see "Market Timers," below).


--------------------------------------------------------------------------------


[Insert graphic of paper and pen] FUND ACCOUNT POLICIES



CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.


The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company separate account cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

REPORTS Insurance company shareholders will receive the fund's financial reports every six months. If you need additional copies, please call 1-800/774-5001.

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund




                    3 Templeton Variable Products Series Fund



within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:


/bullet/ Each fund may refuse any order to buy shares.
/bullet/ At any time, each fund may establish or change investment minimums. /bullet/ Each fund may modify or discontinue the exchange privilege on 60 days'
         notice to insurance company shareholders.
/bullet/ You may only buy shares of a fund eligible for sale in your state or jurisdiction.
/bullet/ In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
/bullet/ For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of a fund, in the case of an emergency.
/bullet/ To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "Rule 12b-1 Plan" which is described in prospectuses offering class 2 shares.


DISTRIBUTION AND SERVICE (12B-1) FEES Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.25% per year (up to 0.15% for the Bond Fund) to those who sell and distribute class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

--------------------------------------------------------------------------------



[Insert graphic of question mark]QUESTIONS



More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 100 Fountain Parkway, St. Petersburg, Florida, 33716-1205 or call 1-800/774-5001. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                   4 Templeton Variable Products Series Fund




[Begin Callout]
For More Information
[End Callout]


The funds of the Templeton Variable Products Series Fund (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus or disclosure document for information about the terms of an investment in a contract.

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS
Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).


You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin Templeton
1-800/774-5001

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file 811-5479

Lit Code #












TEMPLETON VARIABLE
PRODUCTS SERIES FUND

CLASS 1 & 2


STATEMENT OF ADDITIONAL INFORMATION                   [FRANKLIN TEMPLETON LOGO]
                                          500 EAST BROWARD BOULEVARD, SUITE 2100
MAY 1, 1999                        FORT LAUDERDALE, FL 33394-3091 1-800/774-5001

--------------------------------------------------------------------------------


Templeton Variable Products Series Fund ("Trust") has several series or funds ("funds") each of which is in effect a separate mutual fund. Each fund has two classes of shares: class 1 and class 2. The funds are: Franklin Growth Investments Fund, Franklin Small Cap Investments Fund, Mutual Shares Investments Fund, Templeton Asset Allocation Fund, Templeton Bond Fund, Templeton Developing Markets Fund, Templeton International Fund, and Templeton Stock Fund. Shares of the funds are sold only to insurance companies for use as investment options in variable annuity or variable life insurance contracts ("Contracts"). The Trust may combine prospectuses for different funds and share classes to the funds and share classes available under the Contract.



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Trust's prospectuses. The prospectuses, dated May 1, 1999, which we may amend from time to time, contain the basic information you should know before investing in any of the funds. You should read this SAI together with the prospectuses.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended December 31, 1998, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/774-5001.


CONTENTS
Goals and Strategies of Each Fund..............................   2


Securities and Investment Techniques, Generally...............   8

Risks.........................................................  23

Fundamental Investment Restrictions...........................  32

Officers and Trustees.........................................  33

Management and Other Services.................................  36

Portfolio Transactions........................................  38

Distributions and Taxes.......................................  40

Organization, Voting Rights and Principal Holders.............  41

Pricing Shares................................................  44

The Underwriter...............................................  45

Performance...................................................  46

Miscellaneous Information.....................................  49

Description of Bond Ratings...................................  50



     ---------------------------------------------------------------------------

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT
     PRODUCTS:


     /bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
              CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;


     /bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
              ANY BANK;

     /bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
              PRINCIPAL.

      --------------------------------------------------------------------------

                                       1
                                                                   XXX SAI 05/99



GOALS AND STRATEGIES OF EACH FUND
--------------------------------------------------------------------------------
FRANKLIN GROWTH INVESTMENTS FUND ("GROWTH FUND")



The fund's investment goal is capital appreciation. Current income is only a secondary consideration.

Under normal market conditions, the fund will invest primarily in equity securities believed to offer favorable opportunities for capital appreciation, but some of which may yield little or no current income. The fund may also keep a significant portion of its assets in cash from time to time.



The manager will generally make long-term investments in equity securities that have been selected based upon fundamental and quantitative analysis. Following these policies, the fund will typically invest predominantly in large-cap or mid-cap U.S. companies, which have market capitalizations greater than $1.5 billion. It may also invest in smaller companies, which may be subject to different and greater risks.


TECHNOLOGY COMPANIES The technology sector as a whole has historically been volatile and issues from this sector tend to be subject to abrupt or erratic price movements.


OTHER INVESTMENT POLICIES The fund currently intends to invest no more than 5% of its assets in debt securities, including convertible debt securities, rated Ba or lower by Moody's or BB or lower by Standard & Poor's, or unrated securities the manager determines are of comparable quality. The fund may borrow up to one-third of the value of its total assets, however, it does not currently expect any borrowing to exceed 5% of its total assets. The fund may also:


/bullet/ write covered call options;

/bullet/ purchase put options on securities;

/bullet/ lend its portfolio securities;

/bullet/ enter into repurchase transactions; and

/bullet/ invest in restricted or illiquid securities.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:


(i)   invest for purposes of control of an issuer;

(ii)  invest more than 5% in unseasoned issuers;


(iii) use margin accounts;


(iv)  invest more than 10% of its assets in illiquid securities;


(v) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange;


(vi)  invest more than 15% of its total assets in:

      (a) securities with a limited trading market,

      (b) securities subject to legal or contractual restrictions as to resale, and

      (c) repurchase agreements not terminable within seven days.

Please see "Securities Rand Investment Techniques" and "Risks" below, for more information.

FRANKLIN SMALL CAP INVESTMENTS FUND
   ("SMALL CAP FUND")


The fund's investment goal is long-term capital growth.


Under normal market conditions, the fund will invest primarily in equity securities of smaller capitalization growth companies ("small cap companies"), with market capitalizations of less than $1.5 billion. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. The fund currently does not intend to invest more than 10% of its assets in convertible securities. As an operating policy the fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

FOREIGN SECURITIES The fund may invest up to 25% of its assets in foreign securities, including those of emerging market issuers and Depositary Receipts. The fund, however, does not presently intend to invest more than 10% of its assets in foreign securities, nor more than 5% of its assets in emerging markets securities.

OTHER INVESTMENTS In addition to its principal investments, the fund may invest up to 35% of its assets in other securities. These investments may cause the fund's performance to vary from that of the small capitalization equity markets in which it will primarily invest. The fund may invest in equity securities of larger companies that the manager believes have strong growth potential. The fund may also invest in the equity securities of relatively well known, larger companies in mature industries that the manager believes have the potential for capital appreciation. From time to time, the fund may hold significant cash positions until suitable investment opportunities are available.

The fund may also invest in debt securities that the manager believes have the potential to appreciate in value as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the fund's goal of capital growth. The fund may invest in debt securities rated B or above by Moody's or Standard & Poor's ("S&P"), or in unrated securities the manager has determined to be comparable. Currently, however, the fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or in unrated securities the manager has determined to be comparable. The fund currently does not intend to invest more than 10% of its total assets in real estate investment trusts ("REITs"), including small company REITs. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.


OTHER INVESTMENT POLICIES The fund may also:


/bullet/ write covered put and call options on securities or financial indices;


/bullet/ purchase put and call options on securities or financial indices;


/bullet/ invest in restricted or illiquid securities;

/bullet/ lend portfolio securities;

/bullet/ borrow up to one-third of the value of its total assets;

/bullet/ enter into repurchase or reverse repurchase agreements; and


/bullet/ purchase and sell futures contracts or related options with respect to securities, indices and currencies. It may engage in these transactions only if the total contract value of the futures contracts does not exceed 20% of the fund's total assets.

As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:


(i)   invest for purposes of control of an issuer;


(ii)  effect short sales;


(iii) invest more than 10% of its assets in illiquid securities;


(iv) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange;

(v)   invest more than 15% of its total assets in:

      (a) securities with a limited trading market,

      (b) securities subject to legal or contractual restrictions as to resale, and

      (c) repurchase agreements not terminable within seven days.

Please see "Securities and Investment Techniques" and "Risks" below, for more information.


MUTUAL SHARES INVESTMENTS FUND
   ("MUTUAL SHARES FUND")



The fund's principal goal is capital appreciation. Its secondary goal is income.

Under normal market conditions, the fund invests primarily in domestic equity securities that the manager believes are significantly undervalued. The fund may also invest in debt securities of any quality. Debt includes notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The manager does not establish percentage limits for the fund's investment in equity securities, debt securities or money market instruments.

The fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.


The fund will invest in:


/bullet/ SMALL COMPANIES, however, it will tend to invest in securities of issuers with market capitalizations in excess of $500 million.

/bullet/ REORGANIZING COMPANIES in any amount, though it does not anticipate investing more than 50% of its assets in these investments.

/bullet/ INDEBTEDNESS that may be secured or unsecured indebtedness or participations, including without limitation loan participations and trade claims of debtor companies involved in reorganization or financial restructuring. Some forms of indebtedness may have very long maturities or are illiquid.


CONTROL The fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the manager may seek to influence or control management if it perceives that the fund may benefit. The fund may also invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.


LOWER-RATED SECURITIES The fund may invest in debt securities in any rating category including lower rated debt securities or defaulted securities ("junk bonds") or in unrated debt securities. In general, the fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities are available at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or lower-rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.


FOREIGN SECURITIES Although the fund reserves the right to purchase securities in any foreign country without percentage limitation, the fund currently intends to invest approximately 15-20% of its assets in foreign securities, including sponsored or unsponsored Depositary Receipts. Depositary Receipts are discussed more fully under "Foreign Securities, Depositary Receipts" below. The fund presently does not intend to invest more than 5% of its assets in securities of emerging markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

CURRENCY HEDGING The fund may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps.


CLOSED-END INVESTMENT COMPANIES While the fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities. The fund may not purchase more than 3% of the voting securities of another investment company. In addition, the fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory and administrative fees.


SHORT SALES The fund may also sell short securities it does not own up to 5% of its assets. The aggregate short sales of a particular class of securities may not exceed 25% of the outstanding securities of that class. The fund may also sell securities "short against the box" without limit.


OTHER INVESTMENT POLICIES The fund may also:

/bullet/ lend its portfolio securities;

/bullet/ enter into repurchase transactions;


/bullet/ purchase securities and debt securities on a "when-issued" or "delayed delivery" basis;


/bullet/ invest in collateralized mortgage obligations;

/bullet/ borrow up to one-third of the value of its total assets;

/bullet/ enter into reverse repurchase agreements;


/bullet/ invest up to 15% of its net assets in restricted or illiquid securities;


/bullet/ purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

/bullet/ purchase and sell financial futures contracts and related options.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:



(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange;

(ii) invest more than 15% of its total assets in:

     (a) securities with a limited trading market,

     (b) securities subject to legal or contractual restrictions as to resale, and

     (c) repurchase agreements not terminable within seven days.

Please see " Securities and Investment Techniques" and "Risks" below, for more information.

TEMPLETON ASSET ALLOCATION FUND
   ("ASSET ALLOCATION FUND")

The fund's investment goal is high total return.

Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments.


The fund's manager may, from time to time, use various methods of selecting securities for the fund's portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with the management of the fund's portfolio. As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of its assets.


The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

Consistent with the overall 15% limit on lower-rated debt securities, the fund preserves its flexibility to invest up to 10% of its total assets in defaulted debt securities, but it currently does not intend to invest in them.


OTHER INVESTMENT POLICIES The fund may:

/bullet/ invest in collateralized mortgage obligations;


/bullet/ invest up to 15% of its net assets in restricted securities;


/bullet/ purchase securities on a "when-issued basis";

/bullet/ lend its portfolio securities;

/bullet/ borrow up to 30% of the value of its total assets for investment purposes;

/bullet/ invest in forward foreign currency exchange contracts and options on foreign currencies; and

/bullet/ purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in these transactions only if the total contract value of the futures contracts does not exceed 20% of the fund's total assets.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:

(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange;

(ii) invest more than 15% of its total assets in:



     (a) securities with a limited trading market,

     (b) securities subject to legal or contractual restrictions as to resale, and

     (c) repurchase agreements not terminable within seven days.


Please see " Securities and Investment Techniques" and "Risks" below, for more information.

TEMPLETON BOND FUND
   ("BOND FUND")


The fund's investment goal is high current income. Capital appreciation is a secondary consideration.


Under normal market conditions, the fund will invest primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. The fund may invest without limit in debt securities of the U.S. or any other nation. As a non-fundamental policy, however, the fund will limit its investments in securities of Russian issuers to 5% of its assets. The manager may, from time to time, use various methods of selecting securities for the fund's portfolio. It may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the fund's portfolio.

The fund may invest in various corporate debt securities, structured investments, commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to these securities.

While the fund preserves its flexibility to invest up to 10% of its total assets in defaulted debt securities, it currently does not intend to invest in them.

The fund's portfolio turnover rate may generally exceed 100% per year, due to bond maturities, and the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

NON-DIVERSIFICATION RISK Because the fund is not diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the fund's non-diversified status may expose them to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.


OTHER INVESTMENT POLICIES The fund may also:

/bullet/ invest in forward foreign currency exchange contracts;

/bullet/ invest in options on foreign currencies;

/bullet/ invest in depositary receipts;

/bullet/ purchase "when-issued" securities;

/bullet/ purchase collateralized mortgage obligations;

/bullet/ lend its portfolio securities;

/bullet/ borrow up to 30% of the value of its total assets for investment purposes; and


/bullet/ buy and sell financial futures contracts, bond index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in these transactions only if the total contract value of the futures contracts does not exceed 20% of the fund's total assets.

As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:

(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange;


(ii) invest more than 15% of its total assets in:

     (a) securities with a limited trading market,

     (b) securities subject to legal or contractual restrictions as to resale, and

     (c) repurchase agreements not terminable within seven days.

Please see " Securities and Investment Techniques" and "Risks" below, for more information.

TEMPLETON DEVELOPING MARKETS FUND
   ("DEVELOPING MARKETS FUND")


The fund's investment goal is long-term capital appreciation.


Under normal market conditions, the fund will invest primarily in emerging market equity securities that are issued by emerging market companies. Emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging, or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Emerging market companies are (i) companies whose principal securities trading markets are in emerging market countries, or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries, or (iii) companies that have a significant portion of their assets in emerging market countries, or (iv) companies that are linked to currencies of emerging market countries, or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

The manager may, from time to time, use various methods of selecting securities for the fund's portfolio. It may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the fund's portfolio. The manager will determine the eligibility of investments based on publicly available information and inquiries made to the companies. The fund will at all times, except during defensive periods, maintain investments in at least three countries having emerging markets. Consistent with its policy of investing primarily in emerging markets, the fund may purchase securities in any foreign country, developed or emerging. As a non-fundamental policy, however, the fund will limit its investments in securities of Russian issuers to 5% of its assets.


The fund seeks to benefit from economic and other developments in emerging markets. The investment goal of the fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain countries, particularly the emerging market countries in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.


DEBT SECURITIES For capital appreciation, the fund may invest up to 35% of its total assets in debt securities. These securities include bonds, notes, debentures, commercial paper, certificates of deposit, time deposits, bankers' acceptances and structured investments. Certain debt securities can provide the potential for appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for appreciation through the conversion feature. The holder of these bonds benefit from increases in the market price of the securities into which they are convertible. The fund may invest in debt securities which are rated at least C by Moody's or C by Standard & Poor's ("S&P") or unrated debt securities that the manager determines to be of comparable quality. As a fundamental policy (which may not be changed without shareholder approval) the fund will not invest more than 10% of its total assets in defaulted debt securities. The fund currently does not intend to invest in such securities. As an operating policy, however, which may be changed without shareholder approval, the fund will not invest more than 5% of its total assets in lower-rated debt securities. Lower-rated debt securities include securities rated lower than BBB by S&P or Baa by Moody's, unrated securities the manager determines are of equivalent investment quality, and defaulted debt securities.

OTHER INVESTMENT POLICIES When the manager believes that market conditions warrant, the fund may adopt a temporary defensive position and invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. The fund may also:


/bullet/ lend its portfolio securities;


/bullet/ borrow up to one-third of the value of its total assets for investment purposes (i.e., "leverage" its portfolio);


/bullet/ purchase convertible securities and warrants;



/bullet/ invest up to 15% of its net assets in restricted or illiquid securities;


/bullet/ enter into transactions in options on securities, securities indices and foreign currencies;

/bullet/ enter into forward foreign currency contracts; and

/bullet/ enter into futures contracts and related options with respect to securities, securities indices and foreign currencies. The value of the underlying securities of written futures contacts will not exceed, at any time, 25% of the total assets of the fund.

When deemed appropriate by the manager, the fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:

(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange; or

(ii) invest more than 15% of its total assets in:

     (a) securities with a limited trading market,

     (b) securities subject to legal or contractual restrictions as to resale, and

     (c) repurchase agreements not terminable within seven days.

Please see " Securities and Investment Techniques" and "Risks" below, for more information.

TEMPLETON INTERNATIONAL FUND
   ("INTERNATIONAL FUND")


The fund's investment goal is long-term capital growth.


Under normal market conditions, the fund will invest primarily in equity securities of companies located outside the U.S., including emerging markets. The fund will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. The fund will invest predominantly in large-cap and mid-cap companies. Large-cap companies are those which have market capitalizations of $5 billion or more; mid-cap companies are those which have market capitalizations of $1.5 billion to $5 billion. It may also invest to a lesser degree in smaller companies.


The fund may purchase securities in any foreign country, developed or emerging. As a non-fundamental policy, however, the fund will limit its investments in securities of Russian issuers to 5% of its assets. The manager may, from time to time, use various methods of selecting securities for the fund's portfolio. It may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the fund's portfolio.

DEBT SECURITIES The fund may invest in medium and lower quality debt securities that are rated between BBB and as low as D by Standard & Poor's ("S&P"), and between Baa and as low as C by Moody's or unrated securities the manager determines are of comparable quality. As a fundamental policy (which may not be changed without shareholder approval) the fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. As an operating policy, however, which may be changed without shareholder approval, the fund will not invest more than 5% of its total assets in lower-rated debt securities. Lower-rated debt securities include securities rated lower than BBB by S&P or Baa by Moody's, unrated securities the manager determines are of equivalent investment quality, and defaulted debt securities.

OTHER INVESTMENT POLICIES When the manager believes that market conditions warrant, the fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. The fund may also:


/bullet/ enter into transactions in options on securities, securities indices and foreign currencies;

/bullet/ enter into firm commitment agreements;

/bullet/ purchase securities on a "when-issued" basis;


/bullet/ invest 15% of its net assets in restricted securities, such as private placements;


/bullet/ lend its portfolio securities;

/bullet/ borrow up to 30% of the value of its total assets for investment purposes; and

/bullet/ purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in these transactions only if the total contract value of the futures contracts does not exceed 20% of the fund's total assets.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:

(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange; or

(ii) invest more than 15% of its total assets in:

     (a) securities with a limited trading market,

     (b) securities subject to legal or contractual restrictions as to resale, and

     (c) repurchase agreements not terminable within seven days.



Please see " Securities and Investment Techniques" and "Risks" below, for more information.

TEMPLETON STOCK FUND
   ("STOCK FUND")


The fund's investment goal is long-term capital growth.


Under normal market conditions, the fund will invest primarily in equity securities of companies located anywhere in the world, including the U.S. and emerging markets. The fund will invest predominantly in equity securities issued by large-cap and mid-cap companies. Large-cap companies are those which have market capitalizations of $5 billion or more; mid-cap companies are those which have market capitalizations of $1.5 billion to $5 billion. It may also invest to a lesser degree in smaller companies. The fund may also invest in securities convertible into common stocks rated in any category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") and securities which are unrated by any rating agency. Current income will usually be a less significant factor in selecting investments for the fund.


As a global fund, the fund may invest without limit in securities of the U.S. or any other nation. As a non-fundamental policy, however, the fund will limit its investments in securities of Russian issuers to 5% of its assets. The manager may, from time to time, use various methods of selecting securities for the fund's portfolio. It may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the fund's portfolio.

DEBT SECURITIES The fund may invest in medium and lower quality debt securities that are rated between BBB and as low as D by S&P, and between Baa and as low as C by Moody's or unrated securities the manager determines are of comparable quality. As a fundamental policy (which may not be changed without shareholder approval) the fund will not invest more than 10% of its total assets in defaulted debt securities. As an operating policy, however (which may be changed without shareholder approval) the fund will not invest more than 5% of its total assets in lower-rated debt securities. Lower-rated debt securities include securities rated lower than BBB by S&P or Baa by Moody's, unrated securities the manager determines are of equivalent investment quality, and defaulted debt securities.


OTHER INVESTMENT POLICIES When the manager believes that market conditions warrant, the fund may adopt a temporary defensive position and invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. The fund may also:


/bullet/ enter into transactions in options on securities, securities indices and foreign currencies;

/bullet/ enter into firm commitment agreements;

/bullet/ purchase securities on a "when-issued" basis;


/bullet/ invest 15% of its net assets in restricted securities, such as private placements;


/bullet/ borrow up to 30% of the value of its total assets for investment purposes;

/bullet/ lend its portfolio securities; and

/bullet/ purchase and sell stock index futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the fund's total assets.


As non-fundamental policies, which may be changed by the Board without shareholder approval, the fund will not:


(i) invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange;


(ii) invest more than 15% of its total assets in:


     (a) securities with a limited trading market,


     (b) securities subject to legal or contractual restrictions as to resale, and


     (c) repurchase agreements not terminable within seven days.

Please see " Securities and Investment Techniques" and "Risks" below, for more information.


SECURITIES AND INVESTMENT TECHNIQUES, GENERALLY
--------------------------------------------------------------------------------

THIS SECTION DESCRIBES CERTAIN TYPES OF SECURITIES AND INVESTMENT TECHNIQUES THAT MAY BE USED BY A FUND, IF THE FUND IS AUTHORIZED TO DO SO IN THE DISCUSSION IN ITS INDIVIDUAL FUND SECTION IN THE PROSPECTUS OR THIS SAI. IF THERE IS A CONFLICT BETWEEN THIS SECTION AND THE INDIVIDUAL FUND SECTION WITH RESPECT TO INVESTMENTS, THE INDIVIDUAL FUND SECTION CONTROLS AND SHOULD BE RELIED UPON.

All policies and percentage limitations are considered at the time of purchase of an investment and refer to a fund's total assets, unless another purpose is indicated. A fund will not necessarily use the strategies described to the full extent permitted unless the managers believe that doing so will help a fund reach its goals. Further, not all instruments or strategies will be used at all times.


In the event of a corporate restructuring or bankruptcy reorganization of a company whose securities are owned by a fund, the fund may receive securities different from those originally purchased. For example, a fund might receive common stock that is not dividend paying, bonds with a lower coupon or more junior status, convertible securities or even conceivably real estate. The fund is not obligated to sell such investments immediately, if the manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.


Each fund is also subject to investment restrictions that are described under the heading "Investment Restrictions" in this SAI. The investment goal of each fund and its listed investment restrictions are "fundamental policies" of each fund, which means that they may not be changed without a majority vote of shareholders of the fund. With the exception of a fund's investment goal and those restrictions specifically identified as fundamental, all investment policies and practices described in the prospectus and in this SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval.

BORROWING Certain funds may borrow money for investment or other purposes. Borrowings will not exceed the percentage amounts listed in each fund's investment policies, above, and are limited by fundamental restrictions which may not be changed without shareholder approval. See "Investment Restrictions" for more information about the funds' policies with respect to borrowing.

Under federal securities laws, a fund may borrow from banks only and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


CONVERTIBLE SECURITIES Certain funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and, through its conversion feature, the potential for the security to increase in value if there is an increase in the value of the underlying common stock.

A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. A convertible security issued by an operating company is generally senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. The parity price is the price at which the common stock underlying the convertible security may be obtained; the call price is the price of the bond, including any premium related to the conversion feature. A convertible security issued by an investment bank is an obligation of and is convertible through the issuing investment bank.


The convertible debt securities in which the funds may invest are subject to the same rating criteria and investment policies as the funds' investments in debt securities. The issuer of a convertible security may be important in determining the security's true value, because the holder of a convertible security will have recourse only to the issuer. In addition, the issuer may redeem a convertible security after a specified date and under circumstances established at the time the security is issued.

A convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to the issuer's debt securities in the event of insolvency. An issuer's failure to make a dividend payment is generally not an event of default entitling a preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated that way for corporate tax purposes.


ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles a number of different structures have been created to fit the characteristics of specific investors and issuers.

Certain funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date they are issued, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called, i.e., required to be returned to the issuer, at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Certain funds may also invest in other classes of enhanced convertible securities. These include but are not limited to:

/bullet/ ACES (Automatically Convertible Equity Securities),

/bullet/ PEPS (Participating Equity Preferred Stock),

/bullet/ PRIDES (Preferred Redeemable Increased Dividend Equity Securities),

/bullet/ SAILS (Stock Appreciation Income Linked Securities),

/bullet/ TECONS (Term Convertible Notes),

/bullet/ QICS (Quarterly Income Cumulative Securities) and

/bullet/ DECS (Dividend Enhanced Convertible Securities).

ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features:

/bullet/ they are issued by a company whose common stock will be received in the event the convertible preferred stock is converted;

/bullet/ unlike PERCS, they do not have a capital appreciation limit;

/bullet/ they seek to provide the investor with high current income with some prospect of future capital appreciation;

/bullet/ they are typically issued with three or four-year maturities;

/bullet/ they typically have some built-in call protection for the first two to three years;

/bullet/ investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.


Similarly, there may be enhanced convertible debt securities issued by the operating company that convert to its common stock or the shares of a different issuer. Names such as ELKS (Equity Linked Securities) or similar names may identify these securities. Typically they share most of the characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture, which is the agreement that describes the security. A fund may invest in additional types of convertible securities not specifically described here, as long as such investments are consistent with its goals and policies.


SYNTHETIC CONVERTIBLE SECURITIES. Certain funds may invest a portion of their assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess fixed income payments and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from a true convertible security in the following respects:

/bullet/ The value of a synthetic convertible is the sum of the values of its fixed-income and convertibility components, which means that the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.


/bullet/ Typically, the two components of a synthetic convertible represent one issuer, but a fund may combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote a fund's investment goals.


/bullet/ The component parts of a synthetic convertible security may be purchased simultaneously or separately.

/bullet/ The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay the bondholder, both to repay a loan of money at a future date and generally to pay interest. These securities include bonds, notes, debentures, and commercial paper, which differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. During periods of rising interest rates, the value of such securities generally declines. These changes in market value of securities owned by the fund will be reflected in the fund's net asset value per share.

RATINGS. Various investment services publish ratings of some of the debt securities in which the funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risk, such as the risk of fluctuations in market value and are not absolute standards of quality. However, lower rated securities typically are riskier than investment grade securities. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are securities on which no interest is being paid. Please see the appendix for a discussion of the ratings.

If the rating on an issue held in a fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns which are reasonable in light of the risks involved.

BANK OBLIGATIONS, or instruments secured by bank obligations, include fixed, floating or variable rate CDs, letters of credit, time deposits, bank notes and bankers' acceptances. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. For funds permitted to invest in bank obligations, such obligations include dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate.

Certain funds may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities.

COMMERCIAL PAPER typically refers to short-term obligations of banks, corporations and other borrowers with maturities of up to 270 days. A fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix for a description of commercial paper ratings. Certain funds may also invest in lower rated commercial paper to the extent permitted by their policies on lower rated debt securities generally.

MORTGAGE-BACKED SECURITIES

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). Certain funds may invest in CMOs issued and guaranteed by U.S. Government agencies or instrumentalities and in CMOs issued by certain financial institutions and other mortgage lenders.


CMOs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Principal and interest on the underlying collateral are paid to the issuer of the CMOs to make required payments on these securities. In effect, CMO's "pass-through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligations itself is not guaranteed.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest to security holders at regular intervals. These components enable an investor, such as a fund, to predict more accurately the pace at which principal is returned.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; or

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, an entity specifically created for this purpose, and the guarantee is collateralized by U.S. Government securities.

If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool.

RESETS. The interest rates paid on CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the funds may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include:

/bullet/ the one-, three-, and five-year constant-maturity Treasury rates;

/bullet/ the three-month Treasury bill rate;

/bullet/ the 180-day Treasury bill rate;

/bullet/ rates on longer-term Treasury securities;

/bullet/ the 11th District Federal Home Loan Bank Cost of Funds; the National
         Median Cost of Funds;

/bullet/ the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or

/bullet/ commercial paper rates.

Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages that collateralize CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the funds' assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, each fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the funds' restrictions on investments in illiquid securities.

U.S. GOVERNMENT SECURITIES Certain funds may invest in U.S. Government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities such as the Government National Mortgage Association, the Export-Import Bank and the Farmers Home Administration. Some of the funds' investments will include obligations that are supported by the full faith and credit of the U.S. Government. In the case of U.S. Government securities that are not backed by the full faith and credit of the U.S. Government (e.g., obligations of the Federal National Mortgage Association (FNMA) or a Federal Home Loan Bank), the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS ("GINNIE MAES"). The Government National Mortgage Association's guarantee of payment of principal and interest on Ginnie Maes is backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.


DERIVATIVE SECURITIES are those securities whose values are dependent upon the performance of one or more securities or indices. Certain funds may invest in the following "derivative securities":

/bullet/ collateralized mortgage obligations;

/bullet/ convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS;

/bullet/ forward contracts;

/bullet/ futures contracts;

/bullet/ options;

/bullet/ spreads and straddles;


/bullet/ swaps;


/bullet/ synthetic convertible securities; and


Derivatives are used for "hedging", which means that they help manage risks relating to interest rates, currency fluctuations and other market factors. They may also be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.


CURRENCY TECHNIQUES AND HEDGING Certain funds may enter into forward currency exchange contracts ("forward contracts") and currency futures contracts and options on these futures contracts, although the fund has no present intention of using any of these techniques except forward contracts. The funds typically engage in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of a fund's portfolio securities and the income on these securities. A fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.


FORWARD CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward currency exchange contracts to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

Certain funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the managers determine that there is a correlation between the two currencies.

A fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when a fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Similarly, when a fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The funds generally will not enter into a forward contract with a term of greater than one year.

CURRENCY FUTURES CONTRACTS. Certain funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date.

A fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. Certain funds may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a fund's potision, the fund may lose the entire amount of the premium plus related transaction costs.

CURRENCY RATE SWAPS Certain funds may participate in currency rate swaps. A currency rate swap is the transfer between two counterparties of their respective rights to receive payments in specified currencies.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES Although the funds have no present intention of investing in options, futures and options on financial futures, certain funds have the authority to enter into these transactions. Certain funds may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter ("OTC") market. Additionally, a fund may "close out" options it has entered into.


A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the fund may buy or sell.


WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. Certain funds may write options to generate additional income and to hedge their portfolios against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and a fund required to sell shares of the stock at the exercise price. A fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, a fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.


A call option written by a fund is "covered" if:

/bullet/ the fund owns the underlying security that is subject to the call; or

/bullet/ the fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

(a) is equal to or less than the exercise price of the call written; or

(b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by a fund in cash and marketable securities in a segregated account with its custodian bank.

Certain funds may write options in connection with "buy-and-write" transactions; that is, a fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" a fund and the fund required to buy the stock at the exercise price. A fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by a fund expires unexercised, the fund will realize a gain in the amount of the premium received.

A put option written by the fund is "covered" if the fund maintains cash and marketable securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by a fund. Effecting a closing transaction allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments.

A fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.


BUYING CALL AND PUT OPTIONS ON SECURITIES. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


A fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A fund may also buy call options on securities held in its portfolio and on which it has written call options.

Certain funds may buy put options. As the holder of a put option, a fund has the right to sell the underlying security at the exercise price at any time during the option period. A fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A fund may buy a put option on an underlying security ("a protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

Certain funds may also buy put options at a time when they do not own the underlying security. If a fund buys a put option on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


OVER-THE-COUNTER ("OTC") OPTIONS. Certain funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that they may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.


OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the funds will treat OTC options and "cover" assets as subject to a fund's limitation on illiquid securities.


OPTIONS ON STOCK INDICES. Certain funds may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the funds. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.


When a fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The funds may also cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.


FORWARD CONVERSIONS. In a forward conversion, a fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a fund protects the underlying security from depreciation in value. By selling calls on the same security, a fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A fund will not exercise a put it has purchased while a call option on the same security is outstanding.


Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a fund's return may depend in part on movements in the price of the underlying security.


SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, a fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," a fund purchases or writes combinations of put and call options on the same security. When a fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by a fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FUTURES CONTRACTS. Certain funds may enter into contracts to buy or sell futures contracts based upon financial instruments ("financial futures"). Financial futures contracts are commodity contracts that obligate the purchase or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the Mid-America Commodity Exchange (the "MCE"), and International Money Market of the Chicago Mercantile Exchange (the "IMM"). Existing contract markets for futures contracts on currency include the MCE, the IMM and the London International Financial Futures Exchange. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

A fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A fund may also enter into futures contracts on corporate securities and non-U.S. Government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). A fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

In addition, the fund must deposit in a segregated account additional cash or liquid securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily value of all outstanding futures contracts less any amount deposited as margin.


At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.


Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The fund will incur brokerage fees when it buys or sells financial futures.

A fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect a fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. When a fund buys futures contracts or related call options, marketable instruments equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund will be deposited in a segregated account with the custodian bank to collateralize such long positions.


OPTIONS ON FUTURES CONTRACTS. Certain funds are permitted to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.


If a fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.


STOCK INDEX FUTURES AND OPTIONS ON THESE FUTURES

Certain funds may buy and sell stock index futures contracts and options on stock index futures contracts. These funds may invest in index futures for hedging purposes only, not for speculation.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.


A fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When a fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.


OPTIONS ON STOCK INDEX FUTURES. Certain funds may buy and sell call and put options on stock index futures to hedge against risks of market price fluctuations. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.


Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.


INTEREST RATE FUTURES AND RELATED OPTIONS. Certain funds may buy and sell interest rate futures contracts and options on these futures contracts. A fund will enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities.


Certain funds may also buy and write put and call options on interest rate futures and enter into closing transactions with respect to such options.




DIVERSIFICATION Each fund, except the Bond Fund, will operate as a diversified fund under federal securities law. Each diversified fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if more than 5% of the value of the fund's assets would be invested in such issuer, or if the fund would hold more than 10% of the outstanding voting securities of such issuer.


In addition, each fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each fund will limit its investments so that, at the close of each quarter of the taxable year:


(i) With respect to 50% of the market value of its assets, not more than 5% of the market value of its assets will be invested in the securities of a single issuer and each fund will not own more than 10% of the outstanding voting securities of a single issuer; and

(ii) Not more than 25% of the market value of each fund's assets will be invested in the securities of a single issuer.

A fund's investments in U.S. Government securities are not subject to these limitations.


In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each fund will diversify its investments such that:

(i) No more than 55% of the fund's assets are repre- sented by any one investment;

(ii) No more than 70% of the fund's assets are represented by any two investments;

(iii) No more than 80% of the fund's assets are represented by any three investments; and


(iv) No more than 90% of the fund's assets are represented by any four investments.



In the case of funds investing in obligations of U.S. Government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

EQUITY SECURITIES represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Equity securities may also include warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Certain funds may invest in foreign securities, if the investments are consistent with their goals and comply with their concentration and diversification policies. The funds may buy the securities of foreign issuers directly in foreign markets, both in developed and emerging countries. The securities of foreign issuers may be denominated in foreign currency. The funds may also buy foreign securities that are traded in the U.S.

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the manager, to offer:

/bullet/ A better outlook for long-term capital appreciation or current earnings than investments in domestic issuers;

/bullet/ An opportunity to invest in foreign nations whose economic policies or business cycles are different from those of the U.S.; and,

/bullet/ The opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. A fund could experience investment losses if there are changes of:

/bullet/ governmental administrations;

/bullet/ economic or monetary policies in the U.S. or abroad;

/bullet/ circumstances in dealings between nations; or,

/bullet/ currency convertibility or exchange rates.

The funds do not consider securities that they acquire outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available.

Certain funds may invest in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank, the European Development Bank and the Asian Development Bank.

Many debt securities of foreign issuers, and especially emerging market issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the manager's individual analysis.

Certain funds may invest in countries that do not permit direct investment. For example, some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In order to gain investment access to these countries, a fund that is authorized to invest in emerging market securities may invest up to 10% of its assets in shares of such closed-end investment companies and up to 5% of its assets in any one closed-end investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund acquires shares of closed-end investment companies, shareholders would bear both their share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Depositary Receipts also involve the same risks as direct investments in foreign securities. For purposes of a fund's investment policies, the fund will consider its investments in Depositary Receipts to be investments in the underlying securities.

EMERGING MARKETS. Emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging, or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital World Index.

ILLIQUID SECURITIES Each fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board, may be illiquid. No restricted or illiquid securities will be acquired by a fund if such acquisition would cause the aggregate value of illiquid assets to exceed the limit prescribed by the SEC, which is up to 15% of net assets.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a fund has valued them. Subject to the percentage limitation on illiquid securities, the Board has authorized each fund to invest in restricted securities where such investment is consistent with each fund's investment goal. The Board has authorized these securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. In spite of the managers' determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with a fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

LOAN PARTICIPATIONS Certain funds may invest in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. Generally, these instruments are sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, a fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. The manager may acquire loan participations for a fund when it believes that over the long term appreciation will occur. Most loan participations in which the funds intend to invest are illiquid and, to that extent, will be included in a fund's limitation on illiquid investments described under "Illiquid securities." An investment in these securities carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

LOANS OF PORTFOLIO SECURITIES Consistent with procedures approved by the Board and subject to the following conditions, each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The funds retain all or a portion of the interest received on the investment of the cash collateral or receive a fee from the borrower. The funds will continue to receive any interest or dividends paid on any loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail.


PORTFOLIO TURNOVER Each fund may purchase and sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions ("portfolio turnover") will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement or volatility.

The manager will weigh the potential benefits of short-term trading against the transaction costs of higher turnover. Higher turnover generally increases transaction costs, which are fund expenses, but would not create capital gains for investors because of the tax-deferred status of variable annuity and variable life insurance investments. Portfolio turnover rates for recent years are shown in the "Financial Highlights" section of the fund prospectus.


REAL ESTATE INVESTMENT TRUSTS ("REITS") typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. Certain funds may invest in "Equity" or "Mortgage" REITs. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

REPURCHASE AGREEMENTS In a repurchase agreement, a fund buys U.S. Government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the funds' Board holds the securities subject to resale on behalf of a fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked to market daily, that is, their value is adjusted daily to equal their market value, to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, a fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The funds, however, intend to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy (I.E., banks or broker-dealers that have been determined by each fund's manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction).

REVERSE REPURCHASE AGREEMENTS. Certain funds may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. A fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by a fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the fund to experience a loss or delay in the liquidation costs. The funds intend to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the Board.

SHORT SALES Certain funds may make short sales of securities. In a short sale a fund does not immediately deliver the securities sold and does not immediately receive the proceeds from the sale. To fulfill its obligation to deliver the securities sold short, the fund must borrow the security sold short and deliver it to the broker through which it made the sale. A fund's obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. Government securities or other marketable securities. A fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of a fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of a fund's portfolio securities would be reduced by a loss in the short sale transaction.

Certain funds may also make short sales "against the box" without limitation. In this type of short sale, a fund owns an equal amount of the securities subject to the short sale or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

SMALL COMPANIES Certain funds may invest in the securities of companies with a market capitalization of $1.5 billion or less. Small companies are often overlooked by investors or undervalued in relation to their earnings power. Because small companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, or while awaiting suitable investment opportunities, it may invest the funds' portfolios in a temporary defensive manner. Under such circumstances, the funds may invest up to 100% of their assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country:

/bullet/ short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) securities issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities;

/bullet/ finance company and corporate commercial paper, and other short-term corporate securities, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the manager;

/bullet/ obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and

/bullet/ repurchase agreements with banks and broker-dealers with respect to such securities.

Partly because the managers act independently of each other, the cash positions of the funds may vary significantly. When a fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the fund were fully invested in stocks or bonds.

TRADE CLAIMS Certain funds may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as a fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for gains due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED ("TBA") TRANSACTIONS Certain funds may purchase securities on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The creation and maintenance of these accounts have the effect of limiting the extent to which a fund may engage in these transactions. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment goals and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, a fund relies on the seller to complete the transaction. The other party's failure to do so may cause a fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. The funds are not subject to any percentage limit on the amount of their assets that may be invested in when-issued, delayed delivery or TBA purchase obligations.


RISKS
--------------------------------------------------------------------------------


The value of your shares will increase as the value of the securities owned by a fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.


CONVERTIBLE SECURITIES have risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a fund's ability to dispose of particular securities, when necessary, to meet a fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing a fund's portfolio. The funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.


DEBT SECURITIES


GINNIE MAE yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a Ginnie Mae will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in Ginnie Mae pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of Ginnie Maes as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a Ginnie Mae will be lost if the obligation is prepaid. Of course, price changes of Ginnie Maes and other securities held by the funds will have a direct impact on the net asset value per share of the funds.

INTEREST RATE To the extent a fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOWER-RATED SECURITIES Certain funds may invest in non-investment grade securities, including such securities issued by foreign companies and governments. Because these funds may invest in securities below investment grade, an investment in any of these funds is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to income and principal that is present with an investment in higher risk securities, such as those in which certain funds invest. Accordingly, an investment in any fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.


The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.


Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such credit worthiness analysis than would be the case if the fund were investing in higher rated securities.


Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, a fund's net asset value may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a fund to manage the timing of its income. To generate cash for distributions, a fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on a fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a fund's portfolio.

Certain funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Certain funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The funds have no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to factors such as these, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower a fund's net asset value. A fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, a fund will not receive any cash until the cash payment date. If the issuer defaults, a fund may not obtain any return on its investment.


Zero coupon or deferred interest securities are debt securities that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.


The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Certain of the high yielding, fixed-income securities in which the funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


The table below shows the percentage of the Templeton Bond Fund's assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of each fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1998.

S&P RATING      BOND FUND (1)(%)
------------   ---------------
AAA                   74.3
AA                     2.0
A                      4.3
BBB                     .0
BB                    15.1
B                      4.3
CCC                     .0
CC                      .0
C                       .0

1. 1.9% of these securities, which are unrated by S&P, have been included in the BB category.


DEFAULTED DEBT. Certain funds may buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. A fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits discussed under "Investment Restrictions."


MORTGAGE-BACKED SECURITIES differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, funds invested in these securities will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on thw underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. Government securities in the funds, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a fund's principal investment to the extent of the premium paid.


DERIVATIVE SECURITIES


CURRENCY SWAPS usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, a fund could lose the entire principal value of a currency swap if the other party defaults.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

FUTURES CONTRACTS entail certain risks. A purchase or sale of a futures contract may result in losses in excess of the amount invested. A fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund. Although the manager believes that the use of futures contracts will benefit certain funds, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if a fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The funds which are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. A fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CTFC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight.

Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in prices of stock index futures on the one hand and movements in prices on the other. Successful use of stock index futures by a fund for hedging purposes also depends on the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

FORWARD CONTRACTS, CURRENCY FUTURES CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES Successful use of forward contracts, currency futures contracts and options on foreign currencies depends on the manager's ability to properly predict movements in the foreign currency markets. There may be an imperfect correlation between movements in the foreign currency on which a forward contract, currency futures contract, or option on a foreign currency is based and movements in the foreign currency.

Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of a fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers. Also, a hedging strategy may not be successful if the fund is unable to sell its forward contract, currency futures contract, or option on a foreign currency with the market maker from which it bought the security.

If a fund retains a portfolio security and enters into a closing transaction, the fund will have a gain or a loss to the extent that the forward contract prices have increased or decreased. If a fund enters into a closing transaction, it may subsequently enter into a new forward contract to sell the foreign currency. If forward prices decline between the date that a fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain. If forward prices increase, a fund will suffer a loss.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

OPTIONS ON FUTURES CONTRACTS The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, a fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A fund will purchase a put option on a futures contract only to hedge the fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

OPTIONS ON SECURITIES The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing a fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.


When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, a fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and a fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES A fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, a fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by a fund of options on stock indexes, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's ability to effectively hedge its securities.


FOREIGN SECURITIES Certain funds have an unlimited ability to purchase securities in any foreign country, developed or emerging, if they are listed on a stock exchange, as well as a limited ability to purchase such securities if they are unlisted. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

There may be less publicly available information about foreign companies compared to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, custodians and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Custodial services, and other costs relating to investment in foreign markets, including emerging markets, are generally higher than in the U.S. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity, that is, it may affect a fund's ability to sell its securities. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Many debt securities of foreign issuers, and especially emerging market issuers, are either rated below investment grade or are not rated by U.S. rating agencies and their selection depends on the manager's internal analysis.

EMERGING MARKETS. Investments in companies domiciled in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict each fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property;
(vi) the absence, until recently in many emerging countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a funds' shareholders.

Authoritarian governments in certain Eastern European countries may require that a quasi-governmental authority act as custodian of a fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a fun's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investments in emerging markets are subject to even greater risks and volatility because of smaller size and lesser liquidity of those markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1268% in the last 15 years but has suffered five declines of more than 20% during that time. Many smaller Asian markets suffered severe declines in 1997, including several that fell over 70%.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the funds. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:


(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody;

(b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;

(c) the pervasiveness of corruption, insider-trading, and crime in the Russian economic system;

(d) currency exchange rate volatility and the lack of available currency hedging instruments such as the techniques discussed under "Currency tech-niques and hedging" in this SAI;

(e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation);

(f) controls on foreign investment and local practices disfavoring foreign investors, and limitations on repatriation of invested capital, profits and dividends;

(g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises;

(h) the risks of investing in securities with substan- tially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets;

(i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;

(j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;

(k) dependency on exports and the corresponding importance of international trade;

(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws;

(m) possible difficulty in identifying a purchaser of securities held by the funds due to the underdeveloped nature of the securities markets;

(n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of invest- ment opportunities in Russia;

(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third- country arbitrator; and

(p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the funds to lose their registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded by either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY Many of the investments in certain funds are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what certain funds own, and those funds' share price. In addition, changes in foreign currency exchange rates will affect a fund's income and distributions to shareholders. To the extent that the manager intends to hedge currency risk in certain funds, the funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Where the exchange rate for a currency declines materially after a fund's income has been accrued and translated into U.S. dollars, a fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Through the funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board of Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed.

The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the funds' manager, any losses resulting from the holding of the funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on a fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


REAL ESTATE Because certain funds may invest in the real estate industry, a fund could own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by a fund may adversely affect its ability to retain its tax status as a regulated investment company.


REPURCHASE AGREEMENTS The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of a fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a fund, these risks can be controlled through careful monitoring procedures.

REVERSE REPURCHASE AGREEMENTS are considered borrowings by the funds and as such are subject to the investment limitations discussed under "Fundamental Investment Restrictions." These transactions may increase the volatility of a fund's income or net asset value. The fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a fund.

SMALL COMPANIES Historically, small company stocks have been more volatile in price than larger company stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a fund that invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger company stocks.

SHORT SALES Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces a borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.


FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Invest in real estate or mortgages on real estate, or purchase or sell commodity contracts, except that (i) the Bond, Asset Allocation, Developing Markets, Growth, Mutual Shares and Small Cap Funds may invest in marketable securities secured by real estate or interests therein, such as CMOs, or issued by companies or investment trusts which invest in real estate or interests therein; and (ii) the Bond, Asset Allocation, Developing Markets, International, Growth, Mutual Shares and Small Cap Funds may purchase and sell foreign currency futures and financial futures; and (iii) the Stock, Asset Allocation, Developing Markets, International, Growth, Mutual Shares and Small Cap Funds may purchase and sell stock index futures contracts; and (iv) Templeton Bond Fund may purchase and sell bond index futures contracts.


2. With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Bond Fund.


3. Act as an underwriter, or issue senior securities except as set forth in Investment Restriction 5 below.

4. Lend money, except that all funds may purchase publicly distributed bonds, debentures, notes and other evidences of indebtedness and may buy from a bank or broker-dealer U.S. Government obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest, and may lend their portfolio securities.

5. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets, except that the Bond, Stock, Asset Allocation, and International Funds may borrow money in amounts up to 30% of the value of its net assets. The Developing Markets, Growth, Mutual Shares and Small Cap Funds may borrow money from banks in an amount up to 331/3% of the fund's total assets (including the amount borrowed), but may not pledge, mortgage or hypothecate its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be pledge of assets.


6. Invest more than 25% of its total assets in a single industry, except that this limitation will not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements on such securities.


Whenever any investment policy or investment restriction states a maximum percentage of a fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the fund's acquisition of such security or property. The investment restrictions do not preclude a fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a fund by the issuer, unless such purchase would result in a violation of investment restriction number 6.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------


The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Harris J. Ashton (66)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

*Nicholas F. Brady (69)
16 North Washington Street, Easton, MD 21601
TRUSTEE

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Secretary of the United States Department of the Treasury (1988-1993) and Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988).


S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE


Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.


Andrew H. Hines, Jr. (76)
150 2nd Avenue N., St. Petersburg, FL 33701
TRUSTEE


Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive(In Restaurant, Inc. (1994-1997), and Chairman of the


Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE


Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison (United States Treasury Department (1988-1989).


*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.


Betty P. Krahmer (69)
2201 Kentmere Parkway, Wilmington, DE 19806
TRUSTEE


Director or trustee of various civic associations; director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.


Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE


Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.


Fred R. Millsaps (70)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
TRUSTEE


Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).


Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
PRESIDENT


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.


Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.


Martin L. Flanagan (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.


Samuel J. Forester, Jr. (50)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
VICE PRESIDENT


Managing Director, Templeton Worldwide, Inc.; Vice President and Director, Templeton Global Income Portfolio Ltd.; Director, Closed Joint-Stock Company Templeton and Templeton Trust Services Pvt. Ltd.; officer of 10 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., Founder and Partner, Forester, Hairston Investment Management, Inc. (1989-1990), Managing Director (Mid-East Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor for Saudi Arabian Monetary Agency (1982-1987).


Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.


Mark G. Holowesko (39)
Lyford Cay, Nassau, Bahamas
VICE PRESIDENT


President, Templeton Global Advisors Limited; Chief Investment Officer, Global Equity Group; Executive Vice President and Director, Templeton Worldwide, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Investment Administrator, RoyWest Trust Corporation (Bahamas) Limited (1984-1985).


Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.


John R. Kay (58)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
VICE PRESIDENT


Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; officer of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Controller, Keystone Group, Inc.


Elizabeth M. Knoblock (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
VICE PRESIDENT - COMPLIANCE


General Counsel, Secretary and Senior Vice President, Templeton Investment Counsel, Inc.; Senior Vice President, Templeton Global Investors, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Associate General Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice President and Associate General Counsel, Shearson Lehman Hutton Inc. (1988), Vice President and Assistant General Counsel, E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel, Division of Investment Management, U.S. Securities and Exchange Commission (1984-1986).


Barbara J. Green (51)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
SECRETARY


Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).


James R. Baio (45)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
TREASURER


Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants) (1977-1989).


*This board member is considered an "interested person" under federal securities laws. Charles B. Johnson is an interested person due to his ownership of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The Trust pays noninterested board members and Mr. Brady an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the audit committee of the Trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Trust and by the Franklin Templeton Group of Funds.


                                                            NUMBER OF
                                            TOTAL FEES       BOARDS IN
                                          RECEIVED FROM     THE FRANKLIN
                           TOTAL FEES      THE FRANKLIN      TEMPLETON
                            RECEIVED        TEMPLETON          GROUP
                            FROM THE          GROUP           OF FUNDS
                              FUND(1)       OF FUNDS(2)       ON WHICH
NAME                           ($)             ($)          EACH SERVES(3)
-----------------------------------------------------------------------
Harris J. Ashton              4,000           361,157            48
Nicholas F. Brady             4,000           140,975            20
S. Joseph Fortunato           4,000           367,835            50
Andrew H. Hines, Jr.          5,988           208,075            21
Edith E. Holiday              4,000           211,400            24
Betty P. Krahmer              4,000           141,075            20
Gordon S. Macklin             4,000           361,157            48
Fred R. Millsaps              4,400           210,075            21

1. For the fiscal year ended December 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $6,000 and fees at the rate of $500 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 164 U.S. based funds or series.



Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, and paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED Templeton Investment Counsel, Inc. is the manager of the Asset Allocation, Bond, International, and Stock Funds. Templeton Asset Management Ltd. is the manager for the Developing Markets Fund. Franklin Advisers, Inc. is the manager for the Growth Fund and the Small Cap Fund. Franklin Mutual Advisers, LLC is the manager for the Mutual Shares Fund. The managers are directly or indirectly wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the funds to buy, hold or sell. The managers also select the brokers who execute the funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the funds, the managers and their officers, directors and employees are covered by fidelity insurance. Templeton Asset Management Ltd. renders its services to the funds from outside the U.S.


The Templeton organization has been investing globally since 1940. It has offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S.


The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by a manager on behalf of the fund. Similarly, with respect to the funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the funds or other funds they manage. Of course, any transactions for the accounts of the managers and other access persons will be made in compliance with the Trust's code of ethics.

Under the Trust's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


MANAGEMENT FEES Each fund pays its manager a fee equal to an annual rate as follows:


BOND FUND:

/bullet/ 0.50% of the value of net assets up to and including $200 million;

/bullet/ 0.45% of the value of net assets over $200 million up to and including
         $1.3 billion; and

/bullet/ 0.40% of the value of net assets in excess of $1.3 billion.

ASSET ALLOCATION FUND:

/bullet/ 0.65% of the value of net assets up to and including $200 million;

/bullet/ 0.585% of the value of net assets over $200 million up to and including
         $1.3 billion; and

/bullet/ 0.52% of the value of net assets in excess of $1.3 billion.

STOCK AND INTERNATIONAL FUNDS:

/bullet/ 0.75% of the value of net assets up to and including $200 million;

/bullet/ 0.675% of the value of net assets over $200 million up to and including
         $1.3 billion; and

/bullet/ 0.60% of the value of net assets in excess of $1.3 billion.


DEVELOPING MARKETS FUND:

/bullet/ 1.25% of the value of net assets.


GROWTH FUND:

/bullet/ 0.60% of the value of net assets up to and including $200 million;

/bullet/ 0.50% of the value of net assets over $200 million up to and including
         $1.3 billion; and

/bullet/ 0.40% of the value of net assets in excess of $1.3 billion.

SMALL CAP FUND:

/bullet/ 0.75% of the value of net assets up to and including $200 million;

/bullet/ 0.65% of the value of net assets over $200 million up to and including
         $1.3 billion; and

/bullet/ 0.55% of the value of net assets in excess of $1.3 billion.


MUTUAL SHARES FUND:

/bullet/ 0.60% of the value of net assets.

The fees are computed according to the terms of the management agreements. Each class of a fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the funds paid the following management fees:



                                     MANAGEMENT FEES PAID ($)
FUND                            1998           1997           1996
----------------------------------------------------------------------
Growth Fund                         0(1)          --             --
Small Cap Fund                  1,445(2)          --             --
Mutual Shares Fund                  0(3)          --             --
Asset Allocation Fund       4,500,289      3,834,087      2,245,898
Bond Fund                     152,272        164,371        162,273
Developing Markets Fund     2,255,183      1,859,449      293,918(4)
International Fund          7,098,752      5,356,048      2,445,202
Stock Fund                  5,100,755      4,629,013      2,627,573

1. 1998 management fees, before any advance waiver, totaled $1,009 for the Growth Fund. Under an agreement by the managers to waive their fees, the fund paid the management fees shown in the table.
2. 1998 management fees, before any advance waiver, totaled $7,524 for the Small Cap Fund. Under an agreement by the managers to waive their fees, the fund paid the management fees show in the table.
3. 1998 management fees, before any advance waiver, totaled $3,215 for the Mutual Shares Fund. Under an agreement by the managers to waive their fees, the fund paid the management fees show in the table. 41996 management fees, before any advance waiver, totaled $313,283 for the Developing Markets Fund. Under an agreement by the managers to waive their fees, the fund paid the management fees shown in the table.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Trust to provide certain administrative services and facilities for the Trust. Under this agreement, FT Services is responsible for preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services subcontracts with Templeton Funds Annuity Company (TFAC) to provide certain of these services. FT Services and TFAC are direct or indirect wholly owned subsidiaries of Resources and are affiliates of the Trust's managers and principal underwriter.

ADMINISTRATION FEES The Trust pays FT Services a monthly fee based on the assets of the Trust (all funds) equal to an annual rate of:


/bullet/ 0.15% of the average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion;
         and

/bullet/ 0.075% of average daily net assets over $1.2 billion.


FT Services pays TFAC a fee which is not a separate expense of the Trust.

Before November 1, 1998, TFAC acted as fund administrator of the Trust. TFAC was responsible for providing substantially the same services as FT Services now performs under a contract with an identical fee schedule.

During the last three fiscal years ended December 31, 1998, 1997, and 1996 the Trust paid fund administration fees of $2,606,620, $2,426,200, and $1,801,632, respectively. These fees were allocated among the funds according to their respective average daily net assets.**

**Administration fees, before any advance waiver, totaled $2,608,851. Under an agreement by the administrator to waive fees for certain funds, the Growth, Small Cap and Mutual Shares funds paid no administration fees in 1998.

SHAREHOLDER SERVICING AND TRANSFER AGENT  Franklin/
Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33733-8030. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

CUSTODIANS The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the assets of the Mutual Shares, Asset Allocation, Bond, Developing Markets, International and Stock Funds. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the securities and other assets of the Mutual Shares, Growth and Small Cap Funds.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the Trust's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).


RESEARCH SERVICES The managers may receive services from various affiliates. The services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the funds. Such supplemental research, when utilized, is subject to analysis by the managers before being incorporated into the investment advisory process.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The managers select brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.


When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.


To the extent a fund invests in bonds or participates in other principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.


Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Trust shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended December 31, the funds paid the following brokerage commissions:


                                   BROKERAGE COMMISSIONS ($)
FUND                            1998           1997          1996
--------------------------------------------------------------------
Growth Fund                       227             --           --
Small Cap Fund                  4,684             --           --
Mutual Shares Fund              1,568             --           --
Asset Allocation Fund         755,187        736,781      604,718
Bond Fund                          --             --           --
Developing Markets Fund       623,160        960,703      364,267
International Fund          1,302,179      1,041,978      766,161
Stock Fund                  1,461,080      1,152,863      859,257

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own more than 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent that the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions. Except as noted, the funds did not own any securities issued by their regular broker-dealers during the fiscal year.


The following table identifies each fund which held securities of its regular brokers or dealers during 1998, the names of each such broker or dealer, and the value, if any, of such securities held by each fund as of December 31, 1998.



                                                     VALUE OF
                                                    SECURITIES
                          REGULAR BROKER              AS OF
FUND                      OR DEALER                 12/31/98
----------------------------------------------------------------
Asset Allocation Fund     Credit Suisse Group      $2,387,150
Mutual Shares Fund        Chase Manhattan Bank     $   28,927
Stock Fund                Deutsche Bank AG         $6,602,745
                          Morgan Stanley Dean      $4,891,900
                           Witter & Co.


The Mutual Shares Fund may receive research services from persons who act as brokers or dealers for the fund. The discussion below relates in general to these brokers or dealers who, pursuant to various arrangements, pay for certain computer hardware and software and other research and brokerage services to the manager and/or the fund for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the manager. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the manager could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for the manager's benefit, the manager believes that the requirement that it achieve best execution on fund portfolio transactions, and the fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal year ended December 31, 1998 the Mutual Shares Fund did not pay brokerage commissions to brokers who provided research services.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of class 2. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by a fund. These gains when distributed will be treated as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution. This treatment could increase or reduce a fund's ordinary income distributions, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute. To ensure that individuals holding the Contracts whose assets are invested in a fund will not be subject to federal income tax on distributions made by the fund prior to receipt of payments under the Contracts, each fund intends to comply with the additional requirements of Section 817(h) of the Internal Revenue Code relating to diversification of its assets. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

INVESTMENT IN COMPLEX SECURITIES A fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------


The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on February 25, 1988, and is registered with the SEC. Each fund, except the Bond Fund, is a diversified series of the Trust.

The shareholders of a Massachusetts business trust, could, under certain circumstances, be held personally liable as partners for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each series' (fund's) assets for any shareholder held personally liable for obligations of that fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a fund or the Trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The Trust currently offers two classes of shares for each series, class 1 and class 2. All shares purchased before the initial offering of each fund's class 2 shares are considered class 1 shares. After that date, all shares are designated either class 1 or class 2. Additional classes of shares may be offered in the future. The full title of each series and class is:



Franklin Growth Investments Fund - Class 1
Franklin Growth Investments Fund - Class 2
Franklin Small Cap Investments Fund - Class 1
Franklin Small Cap Investments Fund - Class 2
Mutual Shares Investments Fund - Class 1
Mutual Shares Investments Fund - Class 2
Templeton Asset Allocation Fund - Class 1
Templeton Asset Allocation Fund - Class 2
Templeton Bond Fund - Class 1
Templeton Bond Fund - Class 2
Templeton Developing Markets Fund - Class 1
Templeton Developing Markets Fund - Class 2
Templeton International Fund - Class 1
Templeton International Fund - Class 2
Templeton Stock Fund - Class 1
Templeton Stock Fund - Class 2


Shares of each class represent proportionate interests in a fund's assets and are identical except that each fund's class 2 shares will bear the expense of the class 2 distribution plan. (See "The Underwriter," below, for a description of these plans.) On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust, or a series of the Trust, may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help shareholders communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion. For information regarding voting privileges of Contract Owners, see the insurance company separate account SAI.

PRINCIPAL SHAREHOLDERS Shares of the Trust are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts.

However, the insurance companies will exercise voting rights attributable to these shares in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, the insurance companies do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares.

As of March 31, 1999, the principal shareholders of the Trust, beneficial or of record, were:



NAME AND ADDRESS                                     SHARE CLASS                          PERCENTAGE (%)
--------------------------------------------------   ---------------------------------   ---------------

COVA Financial Services Life Insurance Company       Growth Fund - Class 1                     25.88(1)
 One Tower Lane, Suite 3000
 Oakbrook Terrace, IL 60181-4644
Templeton American General Life of Bermuda, Ltd.     Small Cap Fund - Class 1                   7.11
 The Ace Building
 30 Woodbourne Avenue
 P.O. Box HM 1007
 Hamilton HM DX, Bermuda
COVA Financial Services Life Insurance Company       Small Cap Fund - Class 1                   9.62
 One Tower Lane, Suite 3000
 Oakbrook Terrace, IL 60181-4644
Pruco Life Insurance Company                         Small Cap Fund - Class 2                  60.74(2)
 213 Washington Street
 Newark, NJ 07102-2992
Travelers Life & Annuity Company/                    Small Cap Fund - Class 2                  33.33(3)
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183
Pruco Life Insurance Company of New Jersey           Small Cap Fund - Class 2                   5.92
 213 Washington Street
 Newark, NJ 07102-2992
COVA Financial Services Life Insurance Company       Mutual Shares Fund - Class 1              82.75(1)
 One Tower Lane, Suite 3000
 Oakbrook Terrace, IL 60181-4644
Phoenix Home Life Mutual Insurance Company           Mutual Shares Fund - Class 2                100(4)
 One American Row
 Hartford, CT 06115
The Variable Annuity Life Insurance Company         Asset Allocation Fund - Class 1           47.11(5)
 2929 Allen Parkway
 Houston, TX 77019
Travelers Life & Annuity Company/                    Asset Allocation Fund - Class 1           34.27(3)
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183
Phoenix Home Life Mutual Insurance Company           Asset Allocation Fund - Class 1           18.39
 One American Row
 Hartford, CT 06115
Phoenix Home Life Mutual Insurance Company           Asset Allocation Fund - Class 2             100(4)
 One American Row
 Hartford, CT 06115
Travelers Life & Annuity Company/                    Bond Fund - Class 1                       51.57(3)
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183


NAME AND ADDRESS                                SHARE CLASS                            PERCENTAGE (%)
---------------------------------------------   -----------------------------------   ---------------

Phoenix Home Life Mutual Insurance Company      Bond Fund - Class 1                         48.42(4)
 One American Row
 Hartford, CT 06115
Glenbrook Life and Annuity Company              Bond Fund - Class 2                           100(6)
 3100 Sanders Road
 Northbrook, IL 60062
IDS Life Insurance Company                      Developing Markets Fund - Class 1           85.54(7)
 IDS Tower 10
 Minneapolis, MN 55440
IDS Life Insurance Company of New York          Developing Markets Fund - Class 1            5.65
 20 Madison Avenue Extension
 Albany, NY 12203
CUNA Mutual Life Insurance Company              Developing Markets Fund - Class 2           38.29(8)
 2000 Heritage Way
 Waverly, IA 50677
Phoenix Home Life Mutual Insurance Company      Developing Markets Fund - Class 2           29.22(4)
 One American Row
 Hartford, CT 06115
Minnesota Mutual Life Insurance Company         Developing Markets Fund - Class 2           22.02
 400 Robert Street North
 St. Paul, MN 55101-2098
Travelers Life & Annuity Company/               Developing Markets Fund - Class 2            8.81
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183
The Variable Annuity Life Insurance Company     International Fund - Class 1                77.94(5)
 2929 Allen Parkway
 Houston, TX 77019
Phoenix Home Life Mutual Insurance Company      International Fund - Class 1                 9.58
 One American Row
 Hartford, CT 06115
Jefferson Pilot Financial Insurance Company     International Fund - Class 1                 5.85
 One Granite Place
 P.O. Box 515
 Concord, NH 03302-0515
Phoenix Home Life Mutual Insurance Company      International Fund - Class 2                50.11(4)
 One American Row
 Hartford, CT 06115
The Union Central Life Insurance Company        International Fund - Class 2                31.80(9)
 P.O. Box 40888
 1876 Waycross Road
 Cincinnati, OH 45240
Travelers Life & Annuity Company/               International Fund - Class 2                16.34
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183
Travelers Life & Annuity Company/               Stock Fund - Class 1                        59.72(3)
Travelers Life Insurance Company
 1 Tower Square
 Hartford, CT 06183
Phoenix Home Life Mutual Insurance Company      Stock Fund - Class 1                        37.70(4)
 One American Row
 Hartford, CT 06115
Phoenix Home Life Mutual Insurance Company      Stock Fund - Class 2                        81.96(4)
 One American Row
 Hartford, CT 06115
The Union Central Life Insurance Company        Stock Fund - Class 2                        14.78
 P.O. Box 40888
 1876 Waycross Road
 Cincinnati, OH 45240

1. COVA Financial Services Life Insurance Company is a Missouri corporation and is a wholly owned subsidiary of General American Life Insurance Company.
2. Pruco Life Insurance Company is an Arizona corporation and is owned by The Prudential Insurance Company of America.
3. Travelers Life & Annuity Company and Travelers Life Insurance Company are Connecticut corporations and are owned by The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup Inc.
4. Phoenix Home Life Mutual Insurance Company is a New York corporation.
5. The Variable Annuity Life Insurance Company is a Texas corporation and is an indirect wholly owned subsidiary of American General Corporation.
6. Glenbrook Life and Annuity Company is an Illinois corporation and is a wholly owned subsidiary of Allstate Insurance Company.
7. IDS Life Insurance Company is a Minnesota corporation and is a wholly owned subsidiary of American Express Financial Corporation.
8. CUNA Mutual Life Insurance Company is an Iowa corporation.
9. The Union Central Life Insurance Company is an Ohio corporation.

As of March 31, 1999 Board members and officers, as a group owned less than 1%, of record or beneficially of the outstanding shares of the Trust.


To the knowledge of management, as of March 31, 1999, no other person owned of record or beneficially 5% or more of the shares of any of the funds.

PRICING SHARES
--------------------------------------------------------------------------------


When they buy and sell shares, the Trust's insurance company shareholders pay and receive the net asset value per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Each fund follows the procedures described below.


The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.


The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

THE UNDERWRITER
--------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Trust's shares.

DISTRIBUTORS is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of fund shares, except to the extent these expenses are borne by the insurance companies. These expenses include advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Trust pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under the class 2 Rule 12b-1 plans, as discussed below. Except as noted below, Distributors receives no other compensation from the Trust for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) fees Each fund's class 2 has a separate distribution or "Rule 12b-1" plan. Under each fund's plan, the fund may pay up to a maximum of 0.25% (0.15% for the Bond Fund) per year of the average daily net assets attributable to its class 2 shares. These fees may be used to compensate Distributors, the insurance companies or others for distribution and related services and as a servicing fee.


The terms and provisions of the plans, including terms and provisions relating to required reports, term, and approval, are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the non-interested members of the board. The class 2 plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with a manager, or by vote of a majority of the outstanding shares of the class. Distributors, the insurance companies or others may also terminate their respective distribution or service agreement at any time upon written notice.

The class 2 plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the fund's class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the board, cast in person at a meeting called for the purpose of voting on any such amendment.


Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.


For the fiscal year ended December 31, 1998, the total amounts paid by each fund pursuant to the plans, which were used by Distributors to pay insurance companies or their affiliates for providing administrative or other services (as defined in the plans), on class 2 shares, were as follows:

                                        DOLLAR
FUND                                    AMOUNT
-------------------------------------------------
Small Cap Fund - Class 2               $   489
Mutual Shares Fund - Class 2               103
Asset Allocation Fund - Class 2         32,593
Developing Markets Fund - Class 2       33,388
International Fund - Class 2            74,364
Stock Fund - Class 2                    53,988


PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows.


Because the Trust only offers its shares to Insurance Company separate accounts (Insurance Companies) for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of the funds will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/ contracts. For information about how an Insurance Company may advertise such performance, please consult the contract prospectus which accompanies the Trust prospectus.


Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


The total return performance for each fund's class 2 shares for the periods prior to becoming effective on May 1, 1997, will represent the historical results of class 1 shares. Performance of class 2 shares for the periods after May 1, 1997 will reflect class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Historical performance data for class 2 shares, based on class 1 performance, will generally not be restated to include 12b-1 fees, although each fund may restate these figures consistent with SEC rules.


AVERAGE ANNUAL TOTAL RETURN is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees. It does not, however, include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

These figures were calculated according to the SEC formula:

                                 P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


The average annual total returns for each fund as of the end of the most recent fiscal year are set forth in the Trust's most recent annual report, which is incorporated herein by reference.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:


                              1 YEAR       5 YEAR       10 YEAR      SINCE INCEPTION
FUND                            (%)          (%)          (%)              (%)          INCEPTION DATE
-------------------------   ----------   ----------   -----------   ----------------   ---------------

CLASS 1
Growth Fund                       --           --            --           13.40             5/1/98
Small Cap Fund                    --           --            --            -7.70            5/1/98
Mutual Shares Fund                --           --            --            -2.80            5/1/98
Asset Allocation Fund           6.41         73.75        215.17         224.00            8/31/88
Bond Fund                       7.17         31.43        105.04         108.93            8/31/88
Developing Markets Fund        -20.94          --            --           -47.23            3/4/96
International Fund              9.33         74.95           --          141.95             5/1/92
Stock Fund                      1.26         69.96        221.77         225.64            8/31/88


                                                                                           SINCE CLASS 2
                            1 YEAR     5 YEAR     10 YEAR    SINCE INCEPTION   INCEPTION     INCEPTION       CLASS 2
FUND                          (%)        (%)        (%)            (%)            DATE          (%)       INCEPTION DATE
------------------------- ---------- ---------- ----------- ----------------- ----------- -------------- ---------------

CLASS 2
Small Cap Fund               --            --      --               -7.70      5/1/98           7.95         7/29/98
Mutual Shares Fund           --            --      --               -2.70      5/1/98           1.57        11/16/98
Asset Allocation Fund       6.10         73.03  213.87            222.63      8/31/88          16.09          5/1/97
Developing Markets Fund    -21.03          --      --              -47.38      3/4/96          -46.93         5/1/97
International Fund          9.08         74.19     --             140.92       5/1/92          19.39          5/1/97
Stock Fund                  0.99         69.21  220.37            224.23      8/30/88           8.14          5/1/97


From time to time, the current yields of the funds, may be published in advertisements and communications to Contract Owners. The current yield for each fund will be calculated by dividing the annualization of the income earned by the fund during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each fund over different periods of time may also be advertised. Except as stated above, each fund will use the same methods for calculating its performance.


A distribution rate for each fund may also be published in communications preceded or accompanied by a copy of the Trust's current prospectus. The fund's current distribution rate will be calculated by dividing the annualization of the total distributions made by that fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each fund will also be published along with publication of its distribution rate.

Hypothetical performance information may also be prepared for sales literature or advertisements. See the appropriate insurance company separate account prospectus and SAI.

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

/bullet/ CONSUMER PRICE INDEX - Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States, published by the Bureau of Labor Statistics.


/bullet/ INTERNATIONAL FINANCE CORPORATION'S (IFC) INVESTABLE COMPOSITE INDEX -
         The index tracks the emerging stock markets of three world regions based on market capitalization weighting. Those regions are Latin America, Asia and Europe/Mideast/Africa. As of 12/31/98, the regional weights of the IFC Composite Index were distributed accordingly: Asia, 28%; Latin America, 34%; and Europe/Mideast/Africa, 38%.


/bullet/ JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) - The index comprises
         13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $U.S. of all the bonds in that country's traded index. The J.P. Morgan Global Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $U.S.


/bullet/ LIPPER INCOME FUNDS OBJECTIVE AVERAGE - This is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Category, which is defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/98, there were 99 funds in this category.

/bullet/ MORGAN STANLEY INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (MSCI EAFE)
         INDEX - This index includes approximately 1000 companies representing the stock markets of 21 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion.


/bullet/ MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX - The index comprises the developed markets of 23 countries around the world. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

/bullet/ RUSSELL 2500 INDEX - Published by Frank Russell Company, the index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 22% of the total market capitalization of the companies in the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $931 million; the median market capitalization was approximately $630 million. The largest company in the index had an approximate market capitalization of $3.7 billion.

/bullet/ STANDARD & POOR'S 500 (S&P 500) - The S&P 500 consists of 500 widely held domestic common stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

/bullet/ DOW JONES/registered trademark/ COMPOSITE AVERAGE AND ITS COMPONENT
         AVERAGES - This is a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).


/bullet/ WILSHIRE 5000 EQUITY INDEX -This index represents the return on the market value of all U.S. headquartered equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


/bullet/ THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES - This is an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

/bullet/ CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc.
         - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

/bullet/ LIPPER - MUTUAL FUND PERFORMANCE ANALYSIS - This measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

/bullet/ MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

/bullet/ Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK,
         CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

/bullet/ STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

/bullet/ Historical data supplied by the research departments of CS First Boston
         Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

/bullet/ MORNINGSTAR - information published by Morningstar, Inc., including
         Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

/bullet/ SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES - This measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

/bullet/ LEHMAN BROTHERS AGGREGATE BOND INDEX OR ITS COMPONENT INDICES - This measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

/bullet/ SALOMON BROTHERS COMPOSITE HIGH YIELD INDEX OR ITS COMPONENT INDICES -
         This measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing.


*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.


From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

FUND SIMILARITY The investment objectives and policies of certain funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the table below. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the funds will differ from the performance of the corresponding Franklin Templeton Funds:


TEMPLETON VARIABLE PRODUCTS
SERIES FUND                        FRANKLIN TEMPLETON FUNDS

                                   FRANKLIN STRATEGIC SERIES
                                   - Franklin Small Cap Growth
Franklin Small Cap                   Fund
 Investments Fund
Templeton Bond Fund                Templeton Global Bond Fund

                                   FRANKLIN CUSTODIAN FUNDS, INC.
Franklin Growth                    - Growth Series
 Investments Fund

                                   FRANKLIN MUTUAL SERIES FUND INC.
Mutual Shares Investments Fund     - Mutual Shares Fund
Templeton Developing               Templeton Developing
 Markets Fund                       Markets Trust


DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
E>

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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